Exhibit 10.1

This  Instrument  Prepared  By:   JORGE  A.  FERNANDEZ,  ESQ. Jorge  A.  Fernandez,  P.A.  2600  Douglas  Road  Penthouse  8 Coral  Gables,  Florida  33134       THIS  IS  A  BALLOON  MORTGAGE  SECURING  A  FIXED  RATE  OBLIGATION  WITH A  BALLOON  PAYMENT  DUE  ON  THE  60TH  MONTH.  THE  FINAL  PRINCIPAL PAYMENT  OR  THE  PRINCIPAL  BALANCE  DUE  UPON  MATURITY  WILL  BE APPROXIMATELY  $1,850,000.00,  TOGETHER  WITH  ACCRUED  INTEREST,  IF  ANY, AND  ALL  ADVANCEMENTS  MADE  BY  THE  MORTGAGEE  UNDER  THE  TERMS OF  THIS  MORTGAGE.  THE  BANK  APPLIES  ALL  PAYMENTS  RECEIVED  FIRST TO   THE   INTEREST  AND   THEN  TO   THE  PRINCIPAL.   IN   CASE   OF  LATE PAYMENTS  PRINCIPAL  MAY  NOT  AMORTIZE  ACCORDING  TO  SCHEDULE  AND THE  BALLOON  PAYMENT  WILL  BE  INCREASED  ACCORDINGLY.   FLORIDA  REAL  ESTATE  MORTGAGE,  ASSIGNMENT  OF  LEASES  AND  RENTS  AND  SECURITY  AGREEMENT     TS  AND  SECURITY  AGREEMENT  (the  "Mortgage")  is  made  and  entered  into  as  of  the  13th day  of  March,  2018,  by  MIS  NW  345  LLC  a  Florida  Limited  Liability  Company  hereinafter ("Mortgagor")  and  KORTH  DIRECT  MORTGAGE,  LLC,  a  Florida  Limited  Liability Company  hereinafter  ("Mortgagee"),  having  offices  at  2937  SW  27th  Avenue  Suite  307,  Miami, Florida  33133.     WITNESSETH:   WHEREAS,  Mortgagor  is  justly  and  lawfully  indebted  to  Mortgagee  in-the  sum  of  One Million  Eight  Hundred  Fifty  Thousand  Dollars  ($1,850,000.00)  (the  "Loan"),  as  evidenced  by  a Promissory  Note  executed  by  Mortgagor  payable  to  the  order  of  Mortgagee  (the  "Note"),  bearing the  same  date  as  this  Mortgage  and  to  be  paid  according  to  its-teams;  and   WHEREAS,  Mortgagor  and  all  makers,  endorsers,  sureties,  guarantors,  accommodation parties  and  all  persons  liable  or  to  become  liable  with  respect  to  the  Loan  are  each  included  in the-term  "Obligor"  as  used  in-this  Mortgage;     NOW,  THEREFORE,  to  secure  the  payment  of  the  Loan  and  such  future  or  additional advances  as  may  be  made  by  Mortgagee,  at  its  option  and  for  any  purpose,  to  Mortgagor  or Mortgagor's  permitted  successor(s)  in  title,  provided  that  all  those  advances  are  to  be  made within  twenty  (20)  years  from  the  date  of   this  Mortgage (the  total  amount  of  indebtedness secured  by  this  Mortgage  may  decrease  or  increase  from  time  to  time,  but  the  total  unpaid balance  so  secured  at  any  one  time  shall  not  exceed  three  times  the  original  principal  amount  of the  Loan,  plus  interest  and  any  disbursements  made  for  the  payment  of  taxes,  levies  or  insurance on  the  property  covered  by  the  lien  of  this  Mortgage  with  interest  on  those  disbursements),  and    to  secure  the  full  and  faithful  performance  of  the  covenants  and  agreements  contained  in  the Note,  this  Mortgage  and  all  other  instruments  and  documents  executed  in  connection  with  the Loan  by  Mortgagor  and/or  any  other  Obligor  (the  "Loan  Documents"),  Mortgagor  hereby grants,  bargains,  sells,  conveys,  assigns,  transfers,  mortgages,  pledges,  delivers,  sets  over, warrants  and  confirms  to  Mortgagee,  and  grants  Mortgagee  a  security  interest  in:     All  those  certain  lots,  pieces,  or  parcels  of  land  lying  and  being  in  Miami-Dade  County, State  of  Florida (the  "Property"),  together  with  the  buildings  and  improvements  now  or hereafter  situated  thereon,  said  land  being  legally  described  as  follows:     See  Exhibit  "A"  attached  hereto  and  made  a  part  hereof.     TOGETHER  WITH  all  and  singular  the  tenements,  hereditaments,  easements,  riparian rights  and  other  rights  now  or  hereafter  belonging  or  appurtenant  to  the  Property,  and  the  rights (if  any)  in  all  adjacent  roads,  ways,  streams,  alleys,  strips  and  gores,  and  the  reversion  or reversions,  remainder  and  remainders,  rents,  issues  and  profits  thereof,  and  all  the  estate,  right, title,  interest,  property,  claim  and  demand  whatsoever  of  Mortgagor,  in  and  to  the  same  and every  part  and  parcel  thereof;     TOGETHER  WITH  any  and  all  tangible  property  (collectively,  the  "Equipment")  now  or hereafter  owned  by  Mortgagor  and  now  or  hereafter  located  at,  affixed  to,  placed  upon  or  used  in connection  with  the  Property  or  any  present  or  future  improvements  thereon,  including  without limitation:  all  machinery,  equipment,  appliances,  fixtures,  conduits  and  systems  for  generating  or distributing  air,  water,  heat,  air  conditioning,  electricity,  light,  fuel  or  refrigeration,  or  for ventilating  or  sanitary  purposes,  or  for  the  exclusion  of  vermin  or  insects,  or  for  the  removal  of dust,  refuse,  sewage  or  garbage,  or  for  fire  prevention  or  extinguishing;  all  elevators,  escalators, lifts  and  dumbwaiters;  all  motors,  engines,  generators,  compressors,  pumps,  lift  stations,  tanks, boilers,  water  heaters,  furnaces  and  incinerators;  all  furniture,  furnishings;  fixtures,  appliances, installations,  partitions,  shelving,  cabinets,  lockers,  vaults  and   wall  safes;  all  carpets,  carpeting, rugs,  under  padding,  lino  leum,  tiles,  mirrors,  wall  coverings,  windows,  storm  doors,  awnings, canopies,  shades,  screens,  blinds,  draperies  and  related  hardware,  chandeliers  and  light  fixtures; all  plumbing,  sinks,  basins,  toilets,  faucets,  pipes,  sprinklers,  disposals,  laundry  appliances  and equipment,  and  kitchen  appliances  and  equipment;  all  alarm,  safety,  electronic,  telephone,  music, entertainment  and  communications  equipment  and  systems;  all  janitorial,  maintenance,  cleaning, window  washing,  vacuuming,  landscaping,  pool  and  recreational  equipment  and  supplies;  and any  other  items  of  property,  wherever  kept  or  stored,  if  acquired  by  Mortgagor  with  the  intent  of incorporating  them  in  and/or  using  them  in  connection  with  the  Property  or  any  improvements  to the  Property;  together  also  with  all  additions  thereto  and  replacements  and  proceeds  thereof (Mortgagor  hereby  agreeing,  with  respect  to  all  additions  and  replacements   and  proceeds,  to execute  and  deliver  from  time  to  time  such  further  instruments  as  may  be  requested  by Mortgagee  to  confirm  their  inclusion  herein);  all  of  which  foregoing  items  described  in  this paragraph  are  hereby  declared  to  be  part  of  the  real  estate  and  encumbered  by  this  Mortgage;   TOGETHER  WITH  (a)  any  and  all  awards  or  payments,  including  interest  thereon  and the  right  to  receive  the  same,  growing  out  of  or  resulting  from  any  exercise  of  the  power  of eminent  domain  (including  the  taking  of  all  or  any  part  of  the  Premises,  as  defined  hereinafter), or  any  alteration  of  the  grade  of  any  street  upon  which  the  Property  abuts,  or  any  other  injury  to, taking  of,  or  decrease  in  the  value  of  the  Premises  or  any  part  thereof; (b)  any  unearned premiums  on  any  hazard,  casualty,  liability,  or  other  insurance  policy  carried  for  the  benefit  of    Mortgagor  and/or  Mortgagee  with  respect  to  the  Premises  (as  defined  hereinafter);  (c)  all  rights of  Mortgagor  in  and  to  all  supplies  and  materials  delivered  to  or  located  upon  the  Property  or elsewhere  and  used  or  usable  in  connection  with  the  construction  or  refurbishing  of improvements  on  the  Property;  and  (d)  all  rights  of  Mortgagor  in,  to,  under,  by  virtue  of,  arising from  or  growing  out  of  any  and  all  present  or  future  contracts,  instruments,  accounts,  insurance policies,  permits,  licenses,  trade  names,  plans,  appraisals,  reports,  paid  fees,  choses  in  action, subdivision  restrictions  or  declarations  or  other  intangibles  whatsoever  now  or  hereafter  dealing with,  affecting  or  concerning  the  Property,  the  improvements  thereto,  or  any  portion  thereof  or interest  therein,  including  but  not  limited  to:  (i)  all  contracts,  plans  and  permits  for  or  related  to the  Property  or  its  development  or  the  construction  or  refurbishing  of  improvements  on  -the Property, (ii)  any  agreements  for  the  provision  of  utilities-to  the  Property, (iii)  all  payment, performance  and/or  other  bonds,  (iv)  any  contracts  now  existing  or  hereafter  made  for  the  sale  by Mortgagor  of  all  or  any  portion  of  the  Property,  including  any  deposits  paid  by  any  purchasers (howsoever  such   deposits  may  be  held)  and  any  proceeds  of  such  sales  contracts,  including  any purchase-money  notes  and  mortgages  made  by  such  purchasers,  and  (v)  any  declaration  of condominium,  restrictions,  covenants,  easements  or  similar  documents  now  or  hereafter  recorded against  the  title  to  all  or  any  portion  of  the  Property;  and     TOGETHER  WITH  all  of  Mortgagor's  rights  to  enter  into  any  lease  or  lease  agreement regarding  all  or  any  part  of  the  Property,  and  all  of  Mortgagor's  rights  to  encumber  the  Property further  for  debt,  Mortgagor  hereby  (a)  representing  as  a  special  inducement  to  Mortgagee  to make  the  Loan  that,  as  of  the  date  hereof,  there  are  no  encumbrances  to  secure  debt  prior  or junior  to  this  Mortgage,  and  (b)  covenanting  that  there  are  to  be  none  as  of  the  date  when  this Mortgage  is  recorded;     PROVIDED,  HOWEVER,  that  these  presents  are  upon  the  condition  that  if  Mortgagor   (a)  shall  pay  or  cause  to  be  paid  to  Mortgagee  the  principal  and  all  interest  payable  in  respect  of the  Loan  and  any  future  advance  made  under  this  Mortgage  and  any  other  sums  secured  by  this Mortgage,  at  the  time  and  in  the  manner  stipulated  in  the  Note  or  this  Mortgage  or  any  other Loan  Document,  all  without  any  deduction  or  credit  for  taxes  or  other  similar  charges  paid  by Mortgagor,  (b)  shall  punctually  perform,  keep  and  observe  all  and  singular  the  covenants  and promises  in  the  Note  and  any  future  advance  agreement(s),  in  any  renewals,  extensions  or modifications  thereof,  and  in  this  Mortgage  or  any  other  Loan  Document  expressed  to  be performed,  kept  and  observed  by  and  on  the  part  of  Mortgagor,  and  (c)  shall  not  permit  or  suffer to  occur  any  default  under  this  Mortgage  or  any  other  Loan  Document,  then  this  Mortgage  and all  the  interests  and  rights  hereby  granted,  bargained,  sold,  conveyed,  assigned,  transferred, mortgaged,  pledged,  delivered,  set  over,  warranted  and  confirmed  shall  cease,  terminate  and  be void,  but  shall  otherwise  remain  in  lull  force  and  effect.     Mortgagor  covenants  with  and  warrants  to  Mortgagee:  (a)  that  Mortgagor  has  good  and marketable  title  to  the  Property,  is  lawfully  seized  and  possessed  of  the  Property  in  fee  simple and  has  good  right  to  sell  and  convey  the  same;  (b)  that  the  Premises  are  unencumbered   except for  tenants  under  written  leases  and  those  encumbrances  identified  on  the  title  policy  and  survey and  approved  by  Lender  as  permitted  encroachments  (the  "Permitted  Encroachments");  and  (c) that  Mortgagor  shall  forever  warrant  and  defend  the  Premises  unto  Mortgagee  against  the  lawful claims  and  demands  of  all  persons  whomsoever,  and  shall  make  such  further  assurances  to perfect  fee  simple  title  to  the  Property  in  Mortgagee  as  Mortgagee  may  reasonably  require. Mortgagor  further  covenants  and  agrees  with  Mortgagee  as  follows:    1.        Mortgagor  shall  pay  all  sums  due  Mortgagee  at  the  time  and  in  the  manner  provided  in the  Note,  this  Mortgage,  any  other  Loan  Document  or  any  instrument  evidencing  a  future advance,  and  Mortgagor  shall  otherwise  perform,  comply  with  and  abide  by  each  and  every  one of  the  stipulations,  agreements,  conditions  and  covenants  contained  in  the  Note,  this  Mortgage  or any  other  Loan  Document.   2. Mortgagor  shall  pay  all  taxes,  assessments  (whether  general  or  special)  and  other  charges whatsoever  levied,  assessed,  placed  or  made  against  all  or  any  part  of  the  Premises  or  any interest  of  Mortgagee  therein,  or  against  the  Note,  this  Mortgage,  any  Loan  Document  or  any obligation  there  under.  Mortgagor  shall  make  such  payment  in  full (and  shall  deliver  to Mortgagee  the  paid  receipts)  upon  the  same  first  becoming  due  and  payable.  If  Mortgagor  shall fail,  neglect  or  refuse  to  pay  any  such  taxes,  assessments  or  other  charges  as  aforesaid,  then Mortgagee  at  its  option  may  pay  the  same,  and  any  funds  so  advanced  by  Mortgagee  shall  bear interest,  shall  be  paid  and  shall  be  secured  as  provided  in  paragraph  14.   3.        (a)  Mortgagor  shall  maintain  property  insurance  with  a  reputable  and  highly  rated insurance  company  or  companies  licensed  in  Florida  and  reasonably  acceptable  to  Mortgagee, covering  all  buildings  and  improvements  now  or  hereafter  located  on  the  Property  and  all  the Equipment  and  all  tangible  personal  property  encumbered  by  this  Mortgage,  for  an  amount  not less  than  their  full  insurable  value  on  a  replacement  cost  basis,  without  contribution  or coinsurance (or  with  coinsurance  and  an  agreed  amount  endorsement),  for  the  benefit  of Mortgagor  and  Mortgagee  as  their  interests  may  appear,  by  policies  on  such  terms,  in  such  form and  for  such  periods  as  Mortgagee  shall  require  or  approve  from  time  to  time,  insuring  with extended  coverage  and  broad  form  coverage  against  loss  or  damage  by  fire,  lightning,  flood, windstorm,  hail,  aircraft,  riot,  vehicles,  explosion,  smoke,  falling  objects,  weight  of  ice  or  snow or  sleet,  collapse,  sudden  tearing  asunder,  breakage  of  glass,  freezing,  electricity,  sprinkler leakage,  water  damage,  earth-quake,  vandalism  and  malicious  mischief,  theft,  riot  attending  a strike,  civil  commotion,  war  risks  (when  and  if  war  risk  coverage  is  available),  and  when  and  to the  extent  required  by  Mortgagee,  against  any  other  risks.  Regardless  of  the  types  or  amounts  of insurance  required  and  approved  by  Mortgagee,  Mortgagor  shall  assign  and  deliver  to  Mortgagee all  policies  of  insurance  which  insure  against  any  loss  or  damage  to  the  Premises  or  any  part thereof,  as  collateral  and  further  security  for  the  payment  of  the  Loan,  with  loss  payable  to Mortgagee   pursuant  to  a  standard  mortgagee  clause  acceptable  to  Mortgagee.  (b)  If  Mortgagor defaults  in  so  insuring  the  Premises  or  any  part  thereof  or  in  so  assigning  and  delivering  the policies,  at  its  option  Mortgagee  may  affect  such  insurance  from  year  to  year  and  pay  the premiums  therefore,  and  any  such  sums  advanced  by  Mortgagee  shall  bear  interest,  shall  be  paid and  shall  be  secured  as  provided  in  paragraph  14.  (c)  If  Mortgagee  receives  any  money  for  loss or  damage  by  reason  of  such  insurance,  then  Mortgagee  at  its  option  may  retain  such  proceeds and  apply  them  toward  the  payment  of  the  Loan  (in  any  order  of  priority  Mortgagee  may  deem appropriate  in  its  sole  discretion),  or  Mortgagee  may  disburse  them  to  Mortgagor,  under  such safeguards  as  Mortgagee  shall  deem  appropriate  in  its  sole  discretion,  for  the  reconstruction  or restoration  or  repair  of  the  damaged  Premises,  but  Mortgagee  shall  not  be  obligated  to  seek  to  the proper  application  by  Mortgagor  of  any  such  disbursement.  (d)  Mortgagor  shall  obtain  and  carry general  comprehensive  liability  insurance  with  a  reputable  and  highly  rated  insurance  company or  companies  licensed  in  Florida  and  reasonably  acceptable  to  Mortgagee,  which  policy  shall name  both  Mortgagor  and  Mortgagee  as  insured,  with  initial  limits  of  not  less  than  One  Million Eight  Hundred  Fifty  Thousand  Dollars  ($1,850,000)  per  occurrence  as  to  personal  injury  or death,  (or  such  greater  or  different  limits  which  Mortgagee  may  require  from  time  to  time)  and on  such  terms,  in  such  form  and  for  such  periods  as  Mortgagee  shall  approve  from  time  to  time.    (e)  Mortgagor  shall  obtain  and  carry  rent  insurance  in  favor  of  Mortgagee  as  loss  payee  covering against  the  loss  of  rents  in  the  event  the  improvements  on  the  Property  are  damaged,  in  an amount  equal  to  or  exceeding  the  annual  rent  roll  for  the  insured  improvements.  (f)  In  the  event of  a  foreclosure  of  this  Mortgage,  the  purchaser  of  the  Premises  shall  succeed  to  all  the  rights  of Mortgagor  in  and  to  all  policies  of  insurance  required  under  this  Mortgage,  including  any  right  to unearned  premiums.  (g)  Not  less  than  thirty  (30)  days  prior  to  the  expiration  date  of  each  policy required  under  this  Mortgage,  Mortgagor  shall  deliver  to  Mortgagee  a  renewal  policy  or  policies marked  "premium  paid"  or  accompanied  by  other  evidence  of  payment  satisfactory  to Mortgagee.  (h)  Each  policy  of  insurance  required  under  this  Mortgage  shall  be  non-cancelable without  at  least  thirty  (30)  days'  advance  written  notice  to  Mortgagee.   4. At  closing  Mortgagee  shall  withhold  $23,264.66  to  open  an  escrow  account  to  pay  the properties'  real  estate  taxes  and  insurance  when  they  become  due  plus  prepaid  interest  from March  13,  2018  through  March  31,  2018.  At  Mortgagee's  option,  Mortgagor  shall  pay  to Mortgagee,  together  with  and  in  addition  to  each  regular  installment  of  interest  payable  under  the Note,  an  amount  deemed  sufficient  by  Mortgagee  to  provide  Mortgagee  with  funds  sufficient  to pay  the  taxes,  assessments,  insurance  premiums  and  other  charges  next  due   at  least  thirty  (30) days  before  the  date  the  same  are  due.  In  no  event  shall  Mortgagee  be  liable  for  any  interest  on any  such  funds  and,  in  Mortgagee's  discretion,  such  funds  may  be  commingled  with  the Mortgagee's  general  funds  and  no  interest  shall  be  payable  in  respect  thereof.  At  least  thirty  (30) days  before  the  date  the  same  are  due,  Mortgagor  shall  furnish  to  Mortgagee  an  official  statement of  the  amount  of  said  taxes,  assessments,  insurance  premiums  and  other  charges,  and  Mortgagee shall  pay  the  same,  but  only  if  sufficient  funds  have  been  paid  by  Mortgagor  pursuant  hereto.  In the  event  of  any  deficiency  in  the  amounts  paid  by  Mortgagor  pursuant  hereto,  Mortgagor  shall upon  notice  from  Mortgagee  immediately  deposit  with  Mortgagee  such  additional  funds  as Mortgagee  may  deem  necessary  to  cure  the  deficiency,  in  its  sole  discretion.  If  Mortgagee  elects to  pay  any  such  taxes,  assessments,  insurance  premiums  or  other  charges  notwithstanding  the deficiency,  then  all  sums  advanced  by  Mortgagee  in  excess  of  the  funds  paid  theretofore  by Mortgagor  shall  bear  interest,  shall  be  paid  and  shall  be  secured  as  provided   in  paragraph  14.  An official  receipt  for  such  sums  shall  be  conclusive  evidence  of  Mortgagee's  payment  and  of  the validity  of  the  tax,  assessment,  insurance  premium  or  other  charge  so  paid.  In  the  event  of  any default  under  the  Note  or  this  Mortgage  or  any  other  Loan  Document,  Mortgagee  at  its   option may  apply  any  or  all  funds  paid  by  Mortgagor  pursuant  to  this  paragraph  against  the  Loan  or  any other  sums  secured  by  this  Mortgage,  in  any  order  of  priority  Mortgagee  may  deem  appropriate in  its  sole  discretion.  At  the  time  of  any  permitted  transfer  of  the  title  to  all  of  the  Premises  then encumbered  by  this  Mortgage,  any  balance  of  said  sums  paid  pursuant  hereto  shall  inure  to  the benefit  of  such  transferee  without  any  specific  assignment  of  such  funds.  Upon  payment  in  full of  the  Loan  and  all  other  sums  secured  by  this  Mortgage,  the  funds  paid  pursuant  to  this paragraph  then  remaining (if  any)  shall  be  paid  over  to  the  record  owner  of  the  Premises encumbered  by  this  Mortgage  as  of  the  date  of  such  full  payment.     5. Without  the  prior  written  consent  of  Mortgagee,  which  Mortgagee  may  grant  or  withhold in  its  sole  discretion,  other  than  specifically  contemplated  in  the  Loan  Documents,  no  building  or other  improvements  covered  by  the  lien  of  this  Mortgage  shall  be  removed,  demolished  or materially  altered  or  enlarged (except  as  required  in  the  event  of  fire,  other  casualty  or condemnation).  Notwithstanding  the  foregoing,  Mortgagor  shall  have  the  right  to  remove  and dispose  of,  free  from  the  lien  of  this  Mortgage,  such  Equipment  as  from  time  to  time  may become  worn  out  or  obsolete,  provided  that,  simultaneously  with  or  prior  to  such  removal, Mortgagor  shall  have  replaced  any  such  Equipment  with  new  Equipment  (of  at  least  the  same    quality  as  that  of  the  replaced  Equipment  when  it  was  new)  which  shall  be  free  from  any  title retention  or  other  security  agreement  or  other  encumbrance,  and,  by  such  removal  and replacement,  Mortgagor  shall  be  deemed  to  have  subjected  such  new  Equipment  to  the  lien  of this  Mortgage.  Without  the  prior  written  consent  of  Mortgagee,  which  Mortgagee  may  grant   or withhold  in  its   sole  discretion,  Mortgagor   shall  not  undertake  any  development  of  the  Property  or any  adjoining  land  owned  or  controlled  by  Mortgagor,  nor  construct  any  new  improvements thereon,  nor  initiate  or  join  in  or  consent  to  any  new  (or  any  change  in  any  existing)  private restrictive  covenant,  zoning  ordinance,  master  plan,  site  plan,  easement,  or  other  public  or  private restrictions  limiting  or  defining  the  uses  which  may  be  made   of  the  Property,  said  adjoining  land or  any  part  thereof.  Mortgagor  shall  complete  and  pay  for  any  permitted  development  and/or improvements  undertaken  on  the  Property  within  a  reasonable  time  after  commencing  the  same.     6. Mortgagor  shall  do  everything  necessary  to  maintain  the  Premises  in  good  condition  and repair,  shall  operate  the  Premises  in  a  first  class  manner,  shall  not  commit  or  suffer  any  waste, impairment,  abandonment  or  deterioration  of  the  Premises,  shall  promptly  pay  all  utility  fees  for services  provided  to  the  Premises,  and  shall  comply  with (or  cause  compliance  with)  all applicable  restrictive   covenants   and   all   statutes,   ordinances   and   requirements   of  any governmental  authorities  having  jurisdiction  over  the  Premises  or  the  use  thereof.  In  the  event  of any  fire  or  other  casualty  loss  or  damage  to  all  or  any-part  of  the  Premises,  Mortgagor  shall notify  Mortgagee  within  forty-eight  (48)  hours  of  such  occurrence.  Mortgagor  shall  promptly repair,  restore,  replace  or  rebuild  any  part  of  the  Premises  which  may  be  damaged  or  destroyed by  any  casualty  whatsoever  or  which  may  be  affected  by  any  condemnation,  alteration  of  grade, or  other  public  or  quasi-public  taking  or  injury.  If  Mortgagor  shall  fail,  neglect  or  refuse  to  repair or  maintain  the  Premises  as  aforesaid,  then  Mortgagee  may  at  its  option  undertake  such  repairs  or maintenance,  and  any  funds  advanced  therefore  by  Mortgagee  shall  bear  interest,  shall  be  paid and  shall  be  secured  as provided  in  paragraph  14.  Notwithstanding  anything  to  the  contrary  in this  paragraph,  Mortgagor  may  use  up  to  $25,000.00  to  make  repairs  to  the  property  without  the need  of  approval  by  the  Mortgagee.     7.          a.  As  further  security  for  the  repayment  of  the  Loan,  Mortgagor  hereby  assigns  and transfers  to  Mortgagee  all  rents,  income,  issues  and  profits  of  the  Premises  and  all  right,  title   and interest  of  Mortgagor  in  and  under  all  leases  and  tenancies  and  occupancy  agreements  of   any nature  whatsoever  (and  any  extensions  and  renewals  thereof)  now  or  hereafter  affecting  the Premises  (the  "Leases").  Mortgagor  hereby  empowers  Mortgagee,  its  agents  or  attorneys,  to demand,  collect,  sue  for,  receive,  settle,  compromise  and  give  acquitances  for  all  of  the  rents  that may  become  due  under  the  Leases  and  to  avail  itself  of  and  pursue  all  remedies  for  the enforcement  of  the  Leases  and  Mortgagor's  rights  there  under  that  Mortgagor  could  have  pursued but  for  this  assignment.  Mortgagee  is  hereby  vested  with  full  power  and  authority  to  use  all measures,  legal  and  equitable,  deemed  necessary  or  proper  by  Mortgagee  to  enforce  this assignment,  to  collect  the  rents  so  assigned,  and/or  to  cure  any  default  and  perform  any  covenant of  Mortgagor  as  the  landlord  under  any  Leases,  including  without  limitation  the  right  to  enter upon  all  or  any  part  of  the  premises  and  to  take  possession  thereof  to  the  extent  necessary  to exercise  such  powers.  Mortgagee  shall  have  the  right  (but  not  the  obligation)  to  advance  any sums  necessary  to  exercise  such  powers,  which  sums  shall  bear  interest,  shall  be  paid  and  shall be  secured  as  provided  in  paragraph  14.  Mortgagor  hereby  empowers  Mortgagee  to  use  and apply  all  such  rents  and  other  income  of  the  Premises  to  the  payment  of  the  Loan  and  all  interest thereon  and  any  other  indebtedness  or  liability  of  Mortgagor  to  Mortgagee,  and  to  the  payment  of the  costs  of  managing  and  operating  the  Premises,  including  without  limitation:  (i)  taxes,  special assessments,  insurance  premiums,  damage  claims,  and  the  costs  of  maintaining,  repairing,    rebuilding,  restoring  and  making  rentable  any  or  all  of  the  Premises;  (ii)  all  sums  advanced  by Mortgagee  (with  interest  thereon)  for  the  payment  of  such  costs  or  for  any  other  reason  permitted by  this  Mortgage  or  any  other  Loan  Document;  and  (iii)  all  costs,  expenses  and  attorney's  fees incurred  by  Mortgagee  in  connection  with  the  enforcement  of  this  Mortgage  and/or  any  Lease; all  in  such  order  of  priority  as  Mortgagee  may  deem  appropriate  in  its  sole  discretion. Notwithstanding  anything  to  the  contrary  in  this  paragraph  it  is  agreed  that  the  Mortgagee  shall only  be  entitled  to  collect  the  rents,  income,  issues,  and  profits  upon  the  occurrence  of  an  event of  default  by  the  Mortgagor  under  the  Loan  Documents.     b. Mortgagee  shall  not  be  obliged  to  press  any  of  the  rights  or  claims  of  Mortgagor assigned  hereby,  nor  to  perform  or  carry  out  any  of  the  obligations  of  the  landlord  under  any Lease,  and  Mortgagee  assumes  no  duty  or  liability  whatsoever  in  connection  with  or  arising  from or  growing  out  of  the  covenants  of  Mortgagor  in  any  Lease.  This  Mortgage  shall  not  operate  to make  Mortgagee  responsible  for  the  control,  care,  management  or  repair  of  all  or  any  part  of  the Premises,  nor  shall  it  operate  to  make  Mortgagee  liable  for  (i)  the  performance   or  carrying  out  of any  of  the  terms  or  conditions  of  any  Lease,  (ii)  any  waste  of  the  Premises  by  any  tenant  or  any other  person,  (iii)  any  dangerous  or  defective  condition  of  the  Premises,  nor  (iv)  any  negligence in  the  management,  upkeep,  repair  or  control  of  all  or  any  part  of  the  Premises  resulting  in  loss  or injury  or  death  to  any  tenant,  licensee,  employee  or  stranger.  Mortgagor  hereby  indemnifies  and holds  Mortgagee  harmless  against  any  and  all  liability,  loss,  claim,  damage,  costs  and  attorney's fees  whatsoever  which  Mortgagee  may  or  might  incur  under  any  Lease  or  by  reason  of  this assignment,  and  against  any  and  all  claims  or  demands  whatsoever  (and  any  related  costs  and attorney's  fees)  which  may  be  asserted  against  Mortgagee  by  reason  of  any  alleged  obligations  or undertakings  on  its  part  to  perform  or  discharge  any  of  the  terms,  covenants  or  agreements contained  in  any  Lease.  Nothing  herein  contained  shall  be  construed  as  constituting  Mortgagee  a trustee  or  mortgagee  in  possession.       c.        Mortgagor  shall  promptly  deliver  to  Mortgagee  a  true,  correct  and  complete  copy of  each  Lease  as  and  when  Mortgagor  shall  enter  into  the  same,  and  Mortgagor  shall  procure  and deliver  to  Mortgagee  estoppel  letters  or  certificates  from  each  tenant,  in  form  and  substance satisfactory  to  Mortgagee,  within  thirty  (30)  days  after  Mortgagee's  request  therefore.  Mortgagor hereby  represents  and  warrants  to  Mortgagee  (and  shall  be  deemed  to  have  represented  and warranted  to  Mortgagee  upon  and  as  of  the  date  of  delivering  to  Mortgagee  a  copy  of  each Lease),  except  as  previously  or  concurrently  disclosed  to  and  approved  by  Mortgagee  in  writing:   (i)  that  each  such  copy  delivered  (or  to  be  delivered)  to  Mortgagee  is  true,  correct  and  complete;   (ii)  that  Mortgagor  is  the  sole  owner  of  the  entire  landlord's  interest  in  each  Lease  and  has  not previously  assigned  or  pledged  any  Lease  or  any  interest  therein  to  any  person  other  than Mortgagee;  (iii)  that  all  the  Leases  are  in  full  force  and  effect  and  have  not  been  altered, modified  or   amended  in  any  manner  whatsoever;  (iv)  that  each  tenant  there  under  has  accepted that  tenant's  respective  premises  and  is  paying  rent  on  a  current  basis;  (v)  that  no  default  exists on  the  part  of  such  tenants  or  on  the  part  of  Mortgagor  as  landlord  in  their  respective performances  of  the  terms,  covenants,  provisions  and  agreements  contained  in  the  Leases;  (vi) that  no  rent  has  been  paid  by  any  of  the  tenants  for  more  than  two  (2)  months  in  advance;  (vii) that  Mortgagor  is  not  indebted  to  any  tenant  in  any  manner  whatsoever  so  as  to  give  rise  to  any right  of  set  off  against  or  reduction  of  the  rents'  payable  under  any  Lease;  and  (viii)  that  no payments  of  rents  to  accrue  under  any  Lease  has  been  or  will  be  waived,  released,  reduced, discounted  or  otherwise  discharged  or  compromised  by  Mortgagor  directly  or  indirectly,  whether by  assuming  any  tenant's  obligations  with  respect  to  other  premises  or  otherwise.    d. Mortgagor  covenants  and  agrees  with  Mortgagee:  (i)  that  each  Lease  shall  remain in  full  force  and  effect  irrespective  of  any  merger  of  the  interests  of  the  landlord  and  tenant  there under;  (ii)  that  without  the  prior  written  consent  of  Mortgagee,  which  it  may  grant  or  withhold  in its  sole  discretion,  Mortgagor  shall  not  terminate,  modify  or  amend  any  Lease  or  any  guaranty thereof,  nor  grant  any  concessions  in  connection  therewith  (either  orally  or  in  writing)  nor  accept any  surrender  or  cancellation  thereof,  and  that  any  attempted  termination,  modification, amendment,  concession,  surrender  or  cancellation  without  such  written  consent  shall  be  null  and void;  (iii)  that  Mortgagor  shall  not  collect  more  than  two  (2)  months'  rent,  income  and/or  profits arising  or  accruing  under  any  Lease  in  advance  of  the  due  date  for  the  same,  nor  discount  any future  accruing  rents,  nor  suffer  or  permit  to  arise  in  favor  of  any  tenant  any  release  of  liability  or any  right  to  withhold  payment  of  rent,  nor  take  any  action  or  pennit  any  omission  or  exercise  any right  of  election  which  would  in  any  way  impair  the  value  of  any  Lease  or  diminish  any  tenant's liability  there  under  or  have  the  effect  of  terminating  or  shortening  the  stated  term  of  any  Lease;   (iv)  that  Mortgagor  shall  perform  all  of  Mortgagor's  covenants  and  agreements  as  landlord  under each  Lease  and  shall  promptly  send  Mortgagee  copies  of  any  notice  of  alleged  default  on  the  part of  Mortgagor  as  landlord  received  from  any  tenant  there  under; (v)  that  if  requested  by Mortgagee,  Mortgagor  shall  expeditiously  and  in  good  faith  enforce  the  Leases  and  all  remedies available  to  Mortgagor  in  case  of  default  by  the  tenants  there  under;  and  (vi)  that  Mortgagor  shall not  execute  any  other  assignment  or  pledge  of  any  Lease  or  any  interest  therein  or  any  of  the rents  thereunder,  nor  consent  to  any  tenant's  assignment  of  any  Lease  or  any  subletting thereunder,  nor  request,  accept,  consent  to  or  agree  to  any  subordination  of  any  Lease  to  any mortgage  other  than  this  Mortgage  now  or  hereafter  affecting  the  Premises.   e.        Although  Mortgagor  and  Mortgagee  intend  that  this  instrument  shall  be  a  present assignment,  it  is  expressly  understood  and  agreed  that  so  long  as  no  default  shall  exist  under  the Note,  this  Mortgage  or  any  other  Loan  Document,  Mortgagor  may  collect  assigned   rents  and profits  for  not  more  than  two (2)  months  in  advance  of  the  accrual  thereof,  but  upon  the occurrence  of  any  such  default,  or  at  any  time  during  its  continuance,  all   rights  of  Mortgagor  to collect  or  receive  rents  or  profits  shall  wholly  terminate  up"on  notice  from  Mortgagee.  The tenants  under  all  the  Leases  are  hereby  irrevocably  authorized  to  rely  upon  and  comply  with  (and shall  be  fully  protected  in  so  doing)  any  notice  or  demand  by  Mortgagee  for  the  payment  to Mortgagee  of  any  rental  or  other  sums  which  may  be  or  thereafter  become  due  under  the  Leases, or  for  the  performance  of  any  of  the  tenants'  undertakings  under  the  Leases,  and  none  of  them shall  have  any  right  or  duty  to  inquire  as  to  whether  any  default  hereunder  or  under  the  Note  or any  Loan  Document  shall  have  actually  occurred  or  is  then  existing.     f.        As  further  security  for  the  repayment  of  the  Loan,  Mortgagor  hereby  assigns  and transfers  to  Mortgage:  i)  all  franchise,  license  and  concession  agreements  related  to  the  property or  the  operation  thereof  for  which  the  Mortgagor  or  an  operating  affiliate  is  a  lessor,  licensor, concession  grants  or  similar  party  and  all  payments  under  such  assignments,  whether  the assignments  described  in  this  paragraph  are  absolute  or  are  stated  to  be  made  to  the  extent permitted  by  the  agreements  governing  the  applicable  franchise,  license  or  concession agreement;  and  ii)  All  other  payments  due  to  the  Mortgage  or  due  to  any  operating  affiliate  in connection  with  the  operation  of  the  property;  and  iii)  The  right  to  enforce  the  assignments   of rents  and  leases  described  herein  and  the  right  to  enforce  the  assignments  described  in  i)  and  ii) above,  and  to  collect  amounts  due  from  each  lessee,  occupant  or  other  obligor  whose  payments were  assigned  pursuant  to  this  mortgage,  assignment  of  leases  and  rent  and  security  agreement    upon  a  breach  by  the  Mortgagor  of  any  of  the  teiriis,  or  the  occurrence  of  any  other  event  of default  under  any  of  the  loan  documents.   8.  Except  for  permitted  encumbrances  under  the  Loan  Documents  Mortgagor  shall  not grant  any  other  lien  or  mortgage  on  all  or  any  part  of  the  Premises  or  any  interest  therein,  nor make  any  further  assignment  of  the  leases  and  rentals  of  the  Premises,  without  the  prior  written consent  of  Mortgagee,  which  Mortgagee  may  grant  or  withhold  in  its  sole  discretion;  any  such unpermitted  lien  or  mortgage  or  assignment  by  Mortgagor  shall  entitle  Mortgagee  to  accelerate the  maturity  of  the  Loan  and  foreclose  this  Mortgage.  Any  such  other  lien  or  mortgage  or assignment  shall  be  junior  to  this  Mortgage  and  to  all  permitted  tenancies  now  or  hereafter affecting  the  Premises  or  any  portion  thereof  and  shall  be  subject  to  all  renewals,  extensions, modifications,  releases,  interest  rate  increases,  future  advances,  changes  or  exchanges  permitted by  this  Mortgage,  all  without  the  joinder  or  consent  of  such  junior  lien  holder  or  mortgagee  or assignee  and  without  any  obligation  on  Mortgagee's  part  to  give  notice  of  any  kind  thereto. Mortgagor  shall  maintain  in  good  standing  any  other  mortgage  or  encumbrance  to  secure  debt affecting  any  part  of  the  Premises  from  time  to  time  and  shall  not  commit  or  permit  or  suffer  to occur  any  default  there  under,  nor  shall  Mortgagor  accept  any  future  advance  under  or  modify the  terms  of  any  such  mortgage  or  encumbrance  which  may  then  be  superior  to  the  lien  of  this Mortgage.  Except  for  encumbrances  permitted  by  Mortgagee,  Mortgagor  shall  not  commit  or permit  or  suffer  to  occur  any  act  or  omission  whereby  any  of  the  security  represented  by  this Mortgage  shall  be  impaired  or  threatened,  or  whereby  any  of  the  Premises  or  any  interest  therein shall  become  subject  to  any  attachment,  judgment,  lien,   charge  or  other  encumbrance whatsoever,  and  Mortgagor  shall  immediately  cause  any  such  attachment,  judgment,  lien,  charge or  other  encumbrance  to  be  discharged  or  otherwise  bonded  or  transferred  to  other  security. Mortgagor  shall  not  directly  or  indirectly  do  anything  or  take  any   action  which  might  prejudice any  of  the  right,  title  or  interest  of  Mortgagee  in  or  to  any  of  the  Premises  or  impose  or  create any  direct  or  indirect  obligation  or  liability  on  the  part  of  Mortgagee  with  respect  to  any  of  the Premises.     9.       Mortgagor  shall  not  cause  or  permit  or  suffer  to  occur  any  of  the  following  events without  the  prior  written  consent  of  Mortgagee,  which  Mortgagee  may  grant  or  withhold  in  its sole  discretion,  and  if  any  of  the  same  shall  occur  without  such  consent,  then  Mortgagee  shall have  the  right  to  accelerate  the  maturity  of  the  Loan  and  foreclose  this  Mortgage:  (a)  if  all  or  any portion  of  the  legal  or  equitable  title  to  all  or  any  portion  of  the  Premises  or  any  interest  therein shall  in  any  manner  whatsoever  be  sold,  conveyed  or  transferred,  either  voluntarily  or  by operation  of  law;  (b)  if  Mortgagor  shall  enter  into  any  lease  or  other  arrangement  with  any  third party  regarding  the  use  or  possession  by  such  third  party  of  all  or  any  portion  of  the  Premises (regardless  of  whether  such  lease  or  arrangement  includes  an  option  to  purchase);  (c)  if  any stock,  partnership  interest  (including,  without  limitation,  any  transfer  of  stock  in  a  corporate partner)  or  joint  venture  interest  or  beneficial  interest  mortgagor  shall  be  transferred  in  any manner,  or  if  such  stock  or  partnership  interest  or  joint  venture  interest  or  beneficial  interest  shall be  assigned,  pledged,  hypothecated,  mortgaged  or  otherwise  encumbered;  or  (d)  there  by  any change  in  the  management  or  control  of  Borrower  without  the  Mortgagee's  prior  written approval,  (e)  if  Mortgagor  shall  pay,  repay  or  distribute  any  funds  to  any  guarantor  of  the  Loan or  any  other  person  directly  or  indirectly  related  to  Mortgagor  (including,  without  limitation,  any stockholder,  partner,  member  or  beneficiary).  Notwithstanding  anything  in  this  paragraph  to  the contrary  the  Mortgagor  shall  be  allowed  to  enter  into  a  lease  with  third  parties  in  the  ordinary course  of  business  provided  that  the  teinis  of  such  leases  are  consistent  with  the  terms  of  other leases  within  the  property  and  reasonable  with  prevailing  market  rates.    10. From  time  to  time  and  on  demand,  Mortgagor  shall  execute  and  deliver  to Mortgagee  (and  pay  the  costs  of  preparing  and  recording)  any  further  instruments  required  by Mortgagee  to  reaffirm,  correct  or  perfect  the  evidence  of  the  obligations  secured  hereby  and  the security  interest  of  Mortgagee  in  all  the  property  intended  to  be  mortgaged  hereby,  including  but not  limited  to  mortgages,  security  agreements,  financing  statements,  assignments  and  renewal and  substitution  notes.   11. Upon  request  made  either  personally  or  by  mail,  upon  10  days  notice  Mortgagor shall  certify,  by  a  duly  acknowledged  writing,  to  Mortgagee  or  to  any  proposed  assignee  of  this Mortgage,  the  amount  of  principal  and  interest   and  other  sums  then  owing  on  the  Loan  and whether  any  offsets  or  defenses  exist  against  the  payment  of  the  Loan.  Mortgagor  shall  provide such  estoppel  certificate  within  five  (5)  days  in  the  case  of  a  personal  request  and  within  ten  (10) days  after  Mortgagor's  receipt  of  a  mailed  request.  Mortgagor  shall  furnish  to  Mortgagee,  within sixty  (60)  days  after  the  close  of  each  fiscal  year  of  Mortgagor,  an  unaudited  financial  statement of  Mortgagor  and  of  the  income  and  expenses  of  the  Premises  (which  shall  include  financial information  regarding  (i)  the  conduct  of  any  business  on  the  Premises,  (ii)  the  operation  of  the Premises,  and  (iii)  the  leasing  of  the  Premises),  in  such  reasonable  detail  as  Mortgagee  may request,  accompanied  by  an  original  certification  signed  by  a  certified  public  accountant  stating whether  the  financial  statements  have  been  reviewed  or  compiled.  Compiled  statements  shall  be signed  by  the  Managing  Member  of  the  Mortgagor  or  by  a  duly  appointed  officer  or representative  satisfactory  to  Mortgagee.  Mortgagor  shall  also  cause   each  guarantor  to  furnish  to Mortgagee,  within  sixty  (60)  days  after  the  close  of  each  fiscal  year  of  Mortgagor,  an  unaudited financial  statement  of  said,  guarantor,  in  such  reasonable  detail  as  Mortgagee  may  request,  on  the Mortgagees  Personal  Financial  Statement  form,  accompanied  by  all  supporting  schedules  and personal  information  requested  in  Mortgagee's  Personal  Financial  Statement  form,  as  well  as  a copy  of  each  guarantors  federal  income  tax  return  within  fifteen  (15)  days  of  the  filing  thereof All  financial  statements  submitted  to  Mortgagee  shall  be  originals  and  shall  be  certified  to Mortgagee.  On  demand,  Mortgagor  shall  provide  to  Mortgagee  executed  counterparts  of  any such  leases  and  convenient  facilities  for  the  audit  and  verification  of  any  such  statement. Mortgagor  shall  also  promptly  furnish  to  Mortgagee  any  financial  or  other  information  regarding Mortgagor  or  the  Premises  required  by  any  Loan  Document  or  which  Mortgagee  may  reasonably request  from  time  to  time.  Mortgagor  shall  also  deliver  to  Mortgagee  complete  copies  of  all  of  its federal  income  tax  returns,  accompanied  by  all  forms  and  supporting  schedules  as  actually submitted  to  the  United  States  Internal  Revenue  Service,  within  fifteen  (15)  days  of  the  filing thereof  by  Mortgagor.  The  Mortgagee  shall  have  full  and  complete  access  to  the  books  and records  of  the  Mortgagee  during  regular  business  hours.  During  any  period  that  Mortgagor  fails to  comply  with  the  provisions  of  this  paragraph,  or  any  guarantor  of  the  Loan  fails  to  deliver  any financial  documents  required  by  the  terms  of  the  guaranty  executed  by  such  guarantor  in  favor  of Mortgagee  in  connection  with  the  Loan,  and  regardless  of  whether  Mortgagee  declares  this Mortgage  to  be  in  default,  the  Note,  without  notice  to  Mortgagor,  shall  automatically  bear interest  at  an  augmented  rate  equal  to  four  percent  (4%)  above  the  interest  accrual  rate  which would  otherwise  then  be  in  effect  under  the  Note.     12.  Whenever  Mortgagor  or  Mortgagee  are  obliged  to  give  notice  to  the  other,  such notice  shall  be  in  writing  and  shall  be  given  personally  or  by  prepaid  certified  mail  (return  receipt requested),  in  which  latter  case  notice  shall  be  deemed  effectively  made  when  the  receipt  is signed  or  when  the  attempted  initial  delivery  is  refused  or  cannot  be  made  because  of  a  change  of address  of  which  the  sending  party  has  not  been  notified.  Any  notice  to  Mortgagee  shall  be    addressed  to  the  attention  of  a  senior  vice-president  or  higher  officer.  Until  the  designated addresses  are  changed  by  notice  given  in  accordance  with  this  paragraph,  notice  to  either  party shall  be  sent  to  the  respective  address  set  forth  on  the  first  page  of  this  Mortgage.   13.  At  Mortgagee's  option,  all  of  the  principal  and  interest  and  other  sums  secured  by  this Mortgage  shall  immediately  or  at  any  time  thereafter   become  due  and  payable  without  notice  to any  Obligor,  and  Mortgagee  shall  immediately  have  all  the  rights  accorded  Mortgagee  by  law and   hereunder  to  foreclose  this  Mortgage  or  otherwise  to  enforce  this  Mortgage,  the  Note  and any   other  Loan  Document,   upon  the  occurrence  of  any  of  the  following  defaults:  (a)  failure  to pay  any  sum  due  under  the  Note  and  the  expiration  of  the  grace  period  (if  any)  provided  in  the Note  for  such  payment;  or  (b)  failure  to  repay  any  sum  paid  or  advanced  by  Mortgagee  under  the terms  of  this  Mortgage  or  any  other  Loan  Document  (with  interest  thereon),  as  provided  in paragraph  14;  or  (c)  failure  to  pay  any  tax,  assessment,  utility  charge,  or  other  charge  against  the Premises  or  any  part  thereof  as  and  when  required  by  this  Mortgage;  or  (d)  actual  or  threatened waste,  impairment,  abandonment,  deterioration,  removal,  demolition,  material  alteration  or enlargement  of  any  building  or  other  improvements  on  the  Property,  or  the  commencement  of construction  of  any  new  building  or  other  improvements  on  any  part  of  the  Property  other  than  as specifically  contemplated  in  the  Loan  Documents,  in  either  case  without  the  prior  written  consent of  Mortgagee,  which  Mortgagee  may  grant  or  withhold  in  its  sole  discretion;  or  (e)  failure  to obtain,  assign,  deliver  or  keep  in  force  the  policies  of  insurance  required  by  this  Mortgage  or  any other  Loan  Document;  or  (f)  Mortgagor's  failure  or  refusal  to  certify,  within  the  time  required  by this  Mortgage,  the  amount  due  under  the  Loan  and  whether  any  offsets  or  defenses  exist  against payment  of  the  Loan;  or  (g)  Mortgagor's  filing  for  record,  without  the  prior  written  consent  of Mortgagee,  which  Mortgagee  may  grant  or  withhold  in  its  sole  discretion,  of  any  notice  limiting the  maximum  principal  amount  that  may  be  secured  by  this  Mortgage  to  an  amount  less  than  the limit  set  forth  in  the-future  advance  clause  of  this  Mortgage;  or  (h)  any  sale,  transfer  (whether voluntary  or  by  operation  of  law),  pledge,  hypothecation  or  further  encumbrancing  of  all  or  any part  of  the  Premises  or  any  interest  therein  or  any  interest  in  Mortgagor,  or  the  additional assignment  of  all  or  any   part  of  the  rents,  income  or  profits  arising  there  from,  in  either  case without  the  prior  written  consent  of  Mortgagee,  which  Mortgagee  may  grant  or  withhold  in  its sole  discretion;  or  (i)  Mortgagor's  failure  to  remove  any  lien  on  the  Premises  or  any  part  thereof within  ten  (10)  days  after  its  filing,  or  the  filing  of  any  suit  against  the  Premises  upon  any  claim or  lien other  than  this  Mortgage  (whether  superior  or  inferior  to  this  Mortgage);  or  w  Mortgagor's failure  to  comply  within  ten  (10)  days  with  a  requirement,  order  or  notice  of  violation  of  a  law, ordinance,  or  regulation  issued  or  promulgated  by  any  political  subdivision  or  governmental department  claiming  jurisdiction  over  the  Premises  or  any  operation  conducted  on  the  Property (or,  if  such  order  or  notice  provides  a  time  period  for  compliance,  Mortgagor's  failure  to  comply within  such  period),  or,  in  the  case  of  a  curable  noncompliance  requiring  longer  than  the applicable  time  period  for  its  cure,  Mortgagor's  failure  to  commence  to  comply  with  said  order  or notice  within  said  period  or  failure  thereafter  to  pursue  such  cure  diligently  to  completion;  or  (k) the  issuance  of  any  order  by  the  State  of  Florida,  or  any  subdivision,  instrumentality, administrative  board  or  department  thereof,  declaring  unlawful  or  suspending  any  operation conducted  on  the  Premises;  or (I)  the  filing  by  the  United  States  of  America  or  any instrumentality  thereof  in  any  court  of  competent  jurisdiction  of  any  notice  of  intention  to acquire  under  the  power  of  eminent  domain  any  estate  less  than  an  estate  in  fee  simple  in  the entire  Property,  or  the  recording  by  the  State  of  Florida,  any  instrumentality  thereof  or  any  other person  with  eminent  domain  powers,  of  a  notice  of  taking  of  any  estate  less  than  an  estate  in  fee simple  in  the  entire  Property;  or  (m)  if  any  representation,  warranty,  affidavit,  certificate  or statement  made  or  delivered  to  Mortgagee  by  or  on  behalf  of  any  Obligor  from  time  to  time  in    connection  with  the  Loan  or  this  Mortgage  or  any  other  Loan  Document  shall  prove  false, incorrect  or  misleading  in  any  respect  deemed  material  by  Mortgagee;  or  (n)  the  death  or  mental or  physical  incapacity  of  any  Obligor  who  is  a  natural  person,  or  the  dissolution  or  merger  or   consolidation  or  termination  of  existence  of  any  other  Obligor,  or  the  failure  or  cessation  or liquidation  of  the  business  of  any  Obligor,  or  if  the  person(s)  controlling  any  Obligor  which  is  a business  entity  shall  take  any  action  authorizing  or  leading  to  the  same;  or  (o)  or  any  other   default  by  any  Obligor  in  the  payment  of  any  indebtedness  for  borrowed  money  (whether  direct or  contingent  and  whether  matured  or  accelerated)  to  Mortgagee  or  to  any  person  whomsoever,   or  if  any  Obligor  shall  become  insolvent  or  unable  to  pay  such  Obligor's  debts  as  they  become due;  or  (p)  the  disposition  or  transfer  or  exchange  of  all  or  substantially  all  of  any  Obligor's assets  for  less  than  fair  market  value,  or  the  issuance  of  any  levy,  attachment,  charging  order, garnishment  or  other  process  against  any  property  of  any  Obligor,  or  the  filing  of  any  lien  against any  such  property  (and  the  expiration  of  any  grace  period  provided  in  any  Loan  Document  for the  discharge  of  such  lien);  or  (q)  if  any  Obligor  shall  make  an  assignment  for  the  benefit  of creditors,  file  a  petition  in  bankruptcy,  apply  to  or  petition  any  tribunal  for  the  appointment  of  a custodian,  receiver,  intervenor  or  trustee  for  such  Obligor  or  a  substantial  part  of  such  Obligor's assets,  or  if  any  Obligor  shall  commence  any  proceeding  under  any  bankruptcy,  arrangement, readjustment  of  debt,  dissolution  or  liquidation  law  or  statute  of  any  jurisdiction,  whether  now  or hereafter  in  effect,  or   if  any  Obligor  shall  by  act  or  omission  approve,  consent  to  or  acquiesce  in the  filing  of  any  such  petition  or  application  against  such  Obligor  or  the  appointment  of  any  such custodian,  receiver,  intervenor  or  trustee  or  the  commencement  of  any   such  proceeding  against such  Obligor  or  the  entry  of  an  order  for  relief  with  respect  to  such  Obligor,  or  if  any  such petition  or  application  shall  have  been  filed  or  proceeding  commenced  against  any  Obligor which  remains  un  dismissed  for  thirty  (30)  days  or  more  or  in  which  an  order  for  relief  is entered,  or  if  any  Obligor  shall  suffer  any  such  appointment  of  a  custodian,  receiver,  intervenor or  trustee  to  continue  un  discharged  for  thirty  (30)  days  or  more;  or  (r)  if  any  Obligor  shall  have concealed,  transferred,  removed,  or  permitted  to  be  concealed  or  transferred  or  removed,  any  part of  such  Obligor's  property  with  intent  to  hinder,  delay  or  defraud  any  of  such  Obligor's  creditors, or  if  any  Obligor  shall  have  made  or  suffered  a  transfer  of  any  of  such  Obligor's  properties  which may  be  invalid  under  any  bankruptcy,  fraudulent  conveyance,  preference  or  similar  law,  or  if  any Obligor  shall  have  made  any  transfer  of  such  Obligor's  properties  to  or  for  the  benefit  of  any creditor  at  a  time  when  other  creditors  similarly  situated  have  not  been  paid;  or  (s)  the  failure  to obtain  any  permit,  license,  approval  or  consent  from,  or  to  make  any  filing  with,  any governmental  authority  (or  the  lapse  or  revocation  or  rescission  thereof  once  obtained  or  made) which  is  necessary  in  connection  with  the  Loan,  any  Loan  Document  or  the  enforcement  thereof, or  if  it  shall  become  unlawful  for  Mortgagee  to  make  or  maintain  the  Loan  or  for  any  Obligor  to perform  any  of  such  Obligor's  obligations  under  any  Loan  Document;  or  (t)  the  existence  of  any uncured  default  under  any  other  mortgage  or  encumbrance  affecting  any  part  of  the  Premises then  encumbered  by  this  Mortgage,  or  Mortgagor's  acceptance  of  any  future  advance  under,  or modification  of  the  terms  of,  any  such  other  mortgage  or  encumbrance  which  may  then  be superior  to  the  lien  of  this  Mortgage;  or  (u)  Mortgagee's  election  to  accelerate  the  maturity  of  the Loan  under  the  provisions  of  any  other  Loan  Document;  or  (v)  if  Mortgagor  or  any  other  Obligor shall  fail  to  pay  when  due  any  indebtedness  for  borrowed  money  owing  by  Mortgagor  or  such other  Obligor;  or (w)  if  any  change  or  event  shall  occur  which  in  Mortgagee's  exclusive judgment  impairs  any  security  for  the  Loan,  increases  Mortgagee's  risk  in  connection  with  the Loan,  or  indicates  that  any  Obligor  may  be  unable  to  perform  such  Obligor's  obligations  under any  Loan  Document  including,  but  not  limited  to,  any  material  adverse  change  in  the  financial condition  of  Mortgagor  or  any  guarantor  in  Mortgagee's  sole  judgment;  or  (x)  any  default  in  the observance  or  performance  of  any  other  covenant  or  agreement  of  any  Obligor  in  this  Mortgage    or  any  other  Loan  Document,  the  occurrence  of  any  other  event  prohibited  by  the  terms  of  this Mortgage  or  any  other  Loan  Document,  or  the  violation  of  any  other  provision  of  this  Mortgage or  any  other  Loan  Document,  or  (y)  any  default  in  any  other  mortgage  or  Loan  Document  made to  secure  the  Loan.  No  consent  or  waiver  expressed  or  implied  by  Mortgagee  with  respect  to  any default  under  this  Mortgage  shall  be  construed  as  a  consent  or  waiver  with  respect  to  any  further default  of  the  same  or  a  different   nature;  and  no  consent  or  waiver  shall  be  deemed  or  construed to  exist  by  reason  of  any  curative  action  initiated  by  Mortgagee  or  any  other  course  of  conduct  or in  any  other  manner  whatsoever  except  by  a  writing  duly  executed  by  Mortgagee,  and  then  only for  the  single  occasion  to  which  such  writing  is  addressed.  In  order  to  accelerate  the  maturity  of the  Loan  because  of  Mortgagor's  failure  to  pay  any  tax,  assessment,  insurance  premium,  charge, liability,  obligation  or  encumbrance  upon  the  Premises  as  required  by  this  Mortgage,  or  in  order to  accelerate  because  of  any  other  default,  Mortgagee  shall  not  be  required  to  pay  the  same  or  to advance  funds  to  cure  the  default,  notwithstanding  Mortgagee's  option  under  this  Mortgage  or any  other  Loan  Document  to  do  so;  no  such  payment  or  advance  by  Mortgagee  shall  be  deemed or  construed  a  waiver  of  Mortgagee's  right  to  accelerate  the  maturity  of  the  Loan  on  account  of such  failure  or  other  default.  Notwithstanding  anything  in  this  paragraph  to  the  contrary  the Mortgagor  is  allowed  to  make  reasonable  improvements  to  the  property  without  Mortgagee's approval.     14. In  the  event  of  any  default  in  the  performance  of  any  of  Mortgagor's  covenants  or agreements  contained  in  this  Mortgage  or  any  other  Loan  Document  or  the  violation  of  any  term thereof,  Mortgagee  shall  have  the  right  (but  in  no  event  the  obligation)  at  its  option  to  cure  the default  or  take  any   other  action  Mortgagee  deems  necessary  or  desirable  to  protect  its  security (including  without  limitation  the  payment  of  any  taxes,  assessments,  insurance  premiums, charges,  liens  or  encumbrances  required  of  Mortgagor  under  this  Mortgage),  without  thereby waiving  any  rights  or  remedies  otherwise  available  to  Mortgagee.  If  Mortgagee  shall  elect  to advance  at  any  time  any  sum(s)  for  the  protection  of  its  security  or  for  any  other  reason  permitted or  provided  by  any  of  the  terms  of  this  Mortgage  or  any  other  Loan  Document,  then  such  sum(s) shall  be  deemed  Loan  funds,  shall  be  secured  by  this  Mortgage  and  shall  bear  interest  until  paid at  the  "Default  Rate"  provided  in  the  Note  commencing  on  the  date  they  are  advanced  by Mortgagee.  If  advanced  by  Mortgagee  before  the  (natural  or  accelerated)  maturity  date  of  the Loan,  such  sum(s)  shall  be  due  and  payable  by  Mortgagor  on  such  maturity  date  or  ten  (10)  days after  Mortgagor  first  learns  of  the  advance,  whichever  is  earlier,  but  if  advanced  after  the  (natural or  accelerated)  maturity  date,  such  sum(s)  shall  be  due  and  payable  immediately.  Mortgagee's lien  on  the  Premises  for  such  advances  shall  be  superior  to  any  right  or  title  to,  interest  in,  or claim  upon  all  or  any  portion  of  the  Premises  junior  to  the  lien  of  this  Mortgage.  Without  the prior  written  consent  of  Mortgagee,  which  Mortgagee  may  grant  or  withhold  in  its  sole discretion,  Mortgagor  shall  not  file  for  record  any  notice  limiting  the  maximum  principal  amount that  may  be  secured  by  this  Mortgage  to  an  amount  less  than  the  limit  set  forth  in  the  future advance  clause  contained  within  this  Mortgage.   15. In  any  action  to  foreclose  this  Mortgage,  or  upon  the  actual  or  threatened  waste  to any  part  of  the  Premises,  Mortgagee  shall  have  the  right  to  apply  without  notice  for  the appointment  of  a  receiver  of  the  Premises  and  the  rents  and  profits  thereof,  and  Mortgagee  shall be  entitled  to  the  appointment  of  such  a  receiver  as  a  matter  of  right,  without  consideration  of  the value  of  the  Premises  as  security  for  the  amounts  due  Mortgagee  or  the  solvency  of  any  Obligor. To  the  extent  permitted  by  law,  Mortgagor  hereby  waives  any  right  to  object  to  the  appointment of  a  receiver  as  aforesaid  and  expressly  consents  that  such  appointment  shall  be  made  as  an admitted  equity  and  as  a  matter  of  absolute  right  to  Mortgagee.    16. The  rights  and  remedies  of  Mortgagee  under  this  Mortgage  or  any  other  Loan Document  or  applicable  law  shall  be  cumulative  and  concurrent  and  may  be  pursued  separately, successively  or  together  against  any  Obligor(s),  the  Premises,  any  other  collateral  for  the  Loan, or  any  one  or  more  of  the  foregoing,  all  at  the  sole  discretion  of  Mortgagee,  and  may  be exercised  as   often  as  occasion  therefore  shall  arise,  all  to  the  maximum  extent  permitted  by  law. Mortgagee's  pursuit  of  any  remedy  shall  not  preclude  pursuit  of  any  other  remedy  until Mortgagee  shall  have  recovered  all  sums  due  Mortgagee,  together  with  the  appropriate  interest thereon  and  all  costs  of  collection,  including  attorney's  fees  and  appellate  attorney's  fees,  with interest  thereon.  Neither   Mortgagor  nor  anyone  claiming  through  or  under  Mortgagor  shall  set up,  claim  or  seek  to  take  advantage  of  any  appraisement,  valuation,  stay,  moratorium,  extension, exemption  or  redemption  laws,  now  or  hereafter  in  force,  in  order  to  prevent  or  hinder  the enforcement  or  foreclosure  of  this  Mortgage  or  the  sale  of  the  Premises.  To  the  maximum  extent permitted  by  law,  the  Obligors,  for  themselves  and  all  who  may  claim  through  or  under  any  of them,  hereby  severally  waive  the  benefit  of  all  such  laws  and  waive  any  and  all  rights  to  have  the Premises  or  any  other  collateral  for  the  Loan  marshaled  upon  any  foreclosure  of  this  Mortgage  or any  other  instrument  securing  the  Loan,  and  hereby  severally  agree  that  the  Premises  and  any such  other  collateral  may  be  sold  as  an  entirety  or  in  such  parcels,  in  such  manner  and  in  such order  as  Mortgagee  in  its  sole  discretion  may  elect.  In  the  event  that  Mortgagor  should  seek protection  under  the  U.S.  Bankruptcy  Code,  or  should  Mortgagor  be  adjudicated  a  Debtor thereunder,  Mortgagor  hereby  consents  to  relief  from  the  automatic  stay  pursuant  to 11  USC §362(d)  to  allow  Mortgagee  to  proceed  to,  and  obtain,  a  final  judgment  of  foreclosure  of  this Mortgage,  to  complete  a  foreclosure  sale  pursuant  thereto,  to  cause  the  issuance  of  a  certificate of  title  pursuant  thereto,  and  to  otherwise  take  all  such  actions  as  Mortgagee  may  elect  in  its  sole discretion  in  pursuance  of  the  other  rights  and  remedies  available  to  Mortgagee  in  the  case  of  a default  under  this  Mortgage.  Mortgagor  hereby  waives  any  protection  under  11  U.S.C.  §362(a).     17. Mortgagor  shall  pay  any  and  all  costs,  expenses  and  attorney's  fees  incurred  by Mortgagee  (regardless  of  whether  in  connection  with  any  action,  proceeding  or  appeal)  to  sustain the  lien  of  this  Mortgage  or  its  priority,  to  protect  or  enforce  any  of  Mortgagee's  rights  under  this Mortgage  or  under  any  other  Loan  Document,  to  recover  any  indebtedness  secured  hereby,  to contest  or  collect  any  award  or  payment  in  connection  with  the  taking  or  condemnation  of  all  or any  part  of  the  Premises,  or  for  any  title  examination  or  abstract  preparation  or  title  insurance policy  relating  to  the  Property,  and  all  such  sums  shall  bear  interest,  shall  be  paid  and  shall  be secured  as  provided  in  paragraph  14.   18. Notwithstanding  any  taking  by  eminent  domain,  ,any  alteration  of  the  grade  of  any street,  or  any  other  injury  to  or  decrease  in  value  of  the  Premises  or  any  portion  thereof  caused by  any  public  or  quasi-public  authority  or  person,  Mortgagor  shall  continue  to  pay  interest  on  the Loan  and  all  other  sum(s)  secured  hereby  until  Mortgagee  shall  have  actually  received  the  award or  payment  for  such  taking  or  alteration  or  injury  and  shall  have  applied  the  same  against  the Loan.  Mortgagee  at  its  option  may  retain  any  such  award  or  payment  and  apply  all  or  part  of  the same  toward  payment  of  the  Loan  (in  any  order  of  priority  Mortgagee  may  deem  appropriate  in its  sole  discretion),  or  Mortgagee  may  disburse  all  or  part  of  such  award  or  payment  to Mortgagor  for  the  purpose  of  altering,  restoring  or  rebuilding  any  part   of  the  Premises  which may  have  been  altered,  damaged  or  destroyed  as  a  result  of  any  such  taking  or  alteration  or injury,  or  for  any  other  purpose  or  object  satisfactory  to  Mortgagee  in  its  sole  discretion.  If  all  of the  Property  is  so  taken  but  the  award  or  payment  therefore  received  by  Mortgagee  is  insufficient    to  pay  in  full  all  sums  then  secured  by  this  Mortgage,  then  at  Mortgagee's  option  the  unpaid balance  shall  be  immediately  due  and  payable.     19. If  at  any  time  the  State  of  Florida  shall  determine  that  the  intangible  tax  paid  in connection  with  this  Mortgage  is  insufficient  or  that  the  documentary  stamps  affixed  hereto  are insufficient,  and  that  additional  intangible  tax  should  be  paid  or  that  additional  stamps  should  be affixed,  then  Mortgagor  shall  pay  for  the  same,  together  with  any  interest  or  penalties  imposed  in connection  with  such  determination,  and  Mortgagor  hereby  agrees  to  indemnify  and  hold Mortgagee  harmless  there  from.  If  any  such  sums  shall  be  advanced  by  Mortgagee,  they  shall bear  interest,  shall  be  paid  and  shall  be  secured  as  provided  in  paragraph  14.   20. If  any  federal,  state  or  local  law  shall  hereafter  be  enacted  which  (a)  for  the purpose  of  ad  valorem  taxation  shall  deduct  the  amount  of  any  lien  from  the  value  of  real property,  or (b)  shall  impose  on  Mortgagee  the  payment  of  all  or  any  part  of  the  taxes  or assessments  or  charges  required  to  be  paid  hereunder  by  Mortgagor,  or  (c)  shall  change  in  any way  the  laws  for  the  taxation  of  mortgages  or  debts  secured  thereby  or  Mortgagee's  interest  in the  Premises,  or  shall  change  the  manner  of  collecting  such  taxes,  so  as  to  affect  this  Mortgage  or the  debt  secured  hereby  or  the  holder  thereof,  then  upon  demand  Mortgagor  shall  pay  such  taxes or  assessments  or  charges  imposed  on  Mortgagee  or  shall  reimburse  Mortgagee  therefore; provided,  however,  that  if  in  the  opinion  of  Mortgagee's  counsel  the  requirement  that  Mortgagor make  such  payments  might  be  unlawful  or  might  result  in  the  imposition  of  interest  in  excess  of the  maximum  lawful  rate,  then  Mortgagee  shall  have  the  right  to  declare  the  Loan  and  all  other sums  secured  hereby  to  be  due  and  payable  thirty  (30)  days  after  notice  thereof  to  Mortgagor.     21.  This  Mortgage  is  a  "security  agreement"  and  creates  a  "security  interest"  in  favor  of Mortgagee  as  a  "secured  party"  with  respect  to  all  property  included  in  the  Premises  which  is covered  by  the  Uniform  Commercial  Code.  Including,  but  not  limited  to,  all  leases,  rents,  and personal  or  intangible  property  located  in  affixed  to  the  Premises  or  used  in  the  operation  of  the Premises,  and  all  rentals,  profits,  accounts,  general  intangibles,  and  all  other  personal  property  of the  Mortgagor  wherever  located.  Upon  an  event  of  default  under  the  Note,  this  Mortgage  or  any other  Loan  Document,  Mortgagee  may  at  its  option  pursue  any  and  all  rights  and  remedies available  to  a  secured  party  with  respect  to  any  portion  of  the  Premises  or  the  property  generally described  above  so  covered  by  the  Uniform  Commercial  Code,  and  Mortgagee  may  at  its  option proceed  as  to  all  or  any  part  of  the  Premises  or  the  property  in  accordance  with  Mortgagee's rights  and  remedies  in  respect   of  real  property.  Mortgagor  and  Mortgagee  agree  that  the  mention of  any  portion  of  the  Premises  in  a  financing  statement  filed  in  the  records  normally  pertaining  to personal  property  shall  never  derogate  from  or  impair  in  any  way  their  declared  intention  that  all items  of  collateral  described  in  this  Mortgage  are  part  of  the  real  estate  encumbered  hereby  to  the fullest  extent  permitted  by  law,  regardless  of  whether   any  such  item  is  physically  attached  to  the improvements  or  whether  serial  numbers  are  used  for  the  better  identification  of  certain  items  of Equipment.  Specifically,  the  mention  in  any  such  financing  statement  of  (a)  the  rights  in  or  the proceeds  of  any  insurance  policy,  (b)  any  award  in  eminent  domain  proceedings  for  a  taking  or for  loss  of  value, (c)  Mortgagor's  interest  as  lessor  in  any  present  or  future  lease  or  right  to income  growing  out  of  the  use  or  occupancy  of  the  Property  or  improvements  thereto,  whether pursuant  to  lease  or  otherwise,  or  (d)  any  other item  included  in  the  definition  of  the  Premises, shall  never  be  construed  to  alter  any  of  the  rights  of  Mortgagee  as  determined  by  this   Mortgage or  to  impugn  the  priority  of  Mortgagee's  lien  and  security  interest  with  respect  to  the  Premises; such  mention  in  a  financing  statement  is  declared  to  be  for  the  protection  of  Mortgagee  in  the event  any  court  shall  hold  that  notice  of  Mortgagee's  priority  of  interest  with  respect  to  any  such    portion  of  the  Premises  must  be  filed  in  the  Uniform  Commercial  Code  records  in  order  to  be effective  against  or  to  take  priority  over  any  particular  class  of  persons,  including  but  not  limited to  the  federal  government  and  any  subdivision  or  instrumentality  of  the  federal  government.  This Mortgage  or  a  carbon,  photographic  copy  or  other  reproduction  hereof  or  of  any  financing statement  shall  be  sufficient  as  a  financing  statement.   22.  Any  payment  made  in  accordance  with  the  terms  of  the  Note  or  this  Mortgage  by  any person  at  any  time  liable  for  the  payment  of  the  whole  or  any  part  of  the  sums  now  or  hereafter secured  by  this  Mortgage,  by  any  subsequent  owner  of  the  Premises,  or  by  any  other  person whose  interest  in  the  Premises  might  be  prejudiced  in  the  event  of  a  failure  to  make  such payment  (or  by  any  partner,  stockholder,  officer  or  director  of  any  such  person),  shall  be  deemed, as  between  Mortgagee  and  all  such  persons  who  at  any  time  may  be  so  liable  or  may  have  an interest  in  the  Premises,  to  have  been  made  on  behalf  of  all  such  persons.  Mortgagee's acceptance  of  any  payment  which  is  less  than  full  payment  of  all  amounts  then  due  and  payable to  Mortgagee,  even  if  made  by  one  other  than  the  person  liable  therefore,  shall  not  constitute  a waiver  of  any  rights  or  remedies  of  Mortgagee.     23.  Mortgagor  consents  and  agrees  that,  at  any  time  and  from  time  to  time  without  notice,   (a)  Mortgagee  and  the  owner(s)  of  any  collateral  then  securing  the  Loan  may  agree  to  release, increase,  change,  substitute  or  exchange  all  or  any  part  of  such  collateral,  and  (b)  Mortgagee  and any  person(s)  then  primarily  liable  for  the  Loan  may  agree  to  renew,  extend  or  compromise  the Loan  in  whole  or  in  part  or  to  modify  the  terms  of  the  Loan  in  any  respect  whatsoever. Mortgagor  agrees  that  no  such  release,  increase,  change,  substitution,  exchange,  renewal, extension,  compromise  or  modification,  no  sale  of  the  Premises  or  any  part  thereof,  no forbearance  on  the  part  of  Mortgagee,  nor  any  other  indulgence  given  by  Mortgagee  (whether with  or  without  consideration)  shall  relieve  or  diminish  in  any  manner  the  liability  of  any Obligor,  nor  adversely  affect  the  priority  of  this  Mortgage,  nor  limit  or  prejudice  or  impair  any right  or  remedy  of  Mortgagee.  All  Obligors  and  all  those  claiming  by,  through  or  under  any  of them  hereby  jointly  and  severally  waive  any  and  all  right  to  prior  notice  of,  and  any  and  all defenses  or  claims  based  upon,  any  such  release,  increase,  change,  substitution,  exchange, renewal,  extension,  compromise,  modification,  sale,  forbearance  or  indulgence.   24.  This  Mortgage  shall  be  governed  by,  and  construed  and  enforced  in  accordance  with, the  laws  of  the  State  of  Florida,  excepting  only  that  federal  law  shall  govern  to  the  extent  it  may penult  Mortgagee  to  charge,  from  time  to  time,  interest  on  the  Loan  at  a  rate  higher  than  may  be permissible  under  applicable  Florida  law.     25.  In  no  event  shall  any  agreed  to  or  actual  exaction  charged,  reserved  or  taken  as  an advance  or  forbearance  by  Mortgagee  as  consideration  for  the  Loan  exceed  the  limits  (if  any) imposed  or  provided  by  the  law  applicable  from  time  to  time  to  the  Loan  for  the  use  or  detention of  money or  for  forbearance  in  seeking  its  collection;  Mortgagee  hereby  waives  any  right  to demand  any  such  excess.  In  the  event  that  the  interest  provisions  of  the  Note  or  any  exactions provided  for  in  the  Note,  this  Mortgage  or  any  other  Loan  Document  shall  result  at  any  time  or for  any  reason  in  an  effective  rate  of  interest  that  transcends  the  maximum  interest  rate  permitted by  applicable  law  (if  any),  then  without  further  agreement  or  notice  the  obligation  to  be  fulfilled shall  automatically  be  reduced  to  such  limit  and  all  sums  received  by  Mortgagee  in  excess  of those  lawfully  collectible  as  interest  shall  be  applied  against  the  principal  of  the  Loan immediately  upon  Mortgagee's  receipt  thereof,  with  the  same  force  and  effect  as  though  the    payor  had  specifically  designated  such  extra  sums  to  be  so  applied  to  principal  and  Mortgagee had  agreed  to  accept  such  extra  payment(s)  as  a  premium-free  prepayment  or  prepayments.     26.  Any  provision  of  this  Mortgage  which  is  prohibited  or  unenforceable  in  any jurisdiction  shall,  as  to  such  jurisdiction  only,  be  ineffective  only  to  the  extent  of  such prohibition  or  unenforceability  without  invalidating  the  remaining  provisions  hereof  or  affecting the  validity  or  enforceability  of  such  provision  in  any  other  jurisdiction.     27.  Mortgagee  and  any  persons  authorized  by  Mortgagee  shall  have  the  right,  from  time to  time  at  the  discretion  of  Mortgagee,  to  enter  and  inspect  the  Premises.  At  any  time  after default  under  the  terms  of  the  Note,  this  Mortgage  or  any  other  Loan  Document,  if  any  of  the buildings,  improvements  or  Equipment  now  or  hereafter  located  on  or  in  the  Property  shall  be unprotected  or  unguarded,  or  if  any  improved  portion  of  the  Property  shall   be  allowed  to  remain vacant  or  deserted,  then  at  its  option  Mortgagee  may  employ  watchmen  for  the  Property  and expend  any  monies  deemed  necessary  by  Mortgagee  to  protect  the  Property  and  the  buildings, improvements  and  Equipment  thereon  from  waste,  vandalism  and  other  hazards,  depredation  or injury,  and  any  sums  expended  by  Mortgagee  for  such  purpose  shall  bear  interest,  shall  be  paid and  shall  be  secured  as  provided  in  paragraph  14.   28.  Mortgagor  agrees  that  the  management  of  the  Premises  shall  be  conducted  at  all  times by  Mortgagor  or  by  such  other  professional  property  management  organization  as  Mortgagee shall  approve  in  writing,  which  Mortgagee  may  grant  or  withhold  in  its  sole  discretion.  At  any time  after  default  under  the  Note,  this  Mortgage  or  any  other  Loan  Document,  if  Mortgagee  shall determine  in  its  sole  discretion  that  the  management  or  maintenance  of  the  Premises  is unsatisfactory,  then  Mortgagor  shall  employ  as  managing  agent  of  the  Premises  such  person(s)  as Mortgagee  may  designate  from  time  to  time,  at  Mortgagor's  sole  expense  and  for  the  duration  of the  default.  Any  sums  advanced  by  Mortgagee  in  connection  with  such  managing  agent  shall bear  interest,  shall  be  paid  and  shall  be  secured  as  provided  in  paragraph  14.     29.  Mortgagor  shall  deliver  to  Mortgagee  or  its  designated  agent  any  abstract  or  abstracts of  title  now  owned  or  hereafter  acquired  by  Mortgagee  covering  the  Property  as  further  security for  the  Loan,  which  abstract(s)  shall  remain  in  the  possession  of  Mortgagee  or  its  agent  at  all times  until  all  sums  secured  by  this  Mortgage  are  paid  in  full.  In  the  event  of  a  foreclosure  of  this Mortgage  or  other  transfer  of  title  to  the  Premises,  all  right,  title  and  interest  of  Mortgagor  in  and to  such  abstract(s)  of  title  shall  pass  to  the  foreclosure  purchaser  or  other  transferee.     30.  Unless  in  events  where  the  Mortgagee  is  found  to  be  grossly  negligent  or  of  willful misconduct,  if  the  Mortgagee  shall  be  named  as  a  party  to  any  lawsuit  brought  at  any  time involving  any  Obligor  or  with  respect  to  the  Premises,  this  Mortgage  or  the  Loan,  or  if Mortgagee  shall  incur  any  costs  or  expenses  in  connection  with  any  lawsuit  involving  any Obligor  or  the  Premises  in  which  Mortgagee  is  not  a  party  (i.e.  if  Mortgagee  is   called  upon  to produce  documentation,  information,  or  to  provide  testimony),  then  regardless  of  the  type  or merits  of  such  lawsuit,  Mortgagor  shall  defend  Mortgagee  and  indemnify  and  hold  Mortgagee fully  harmless  from,  and  shall  reimburse  Mortgagee  for  any  and  all  claims,  demands,  damages, liabilities,  judgments,  losses,  costs,  expenses  and  attorney's  fees  incurred  by  Mortgagee  and arising  out  of  or  resulting  from  any  such  lawsuit  or  any  appeal  in  connection  therewith,  including all  internal  costs  for  time  incurred  by  Mortgagee's  officers  and  other  employees  calculated  at Mortgagee's  standard  rates  (which  are  available  to  Mortgagor  upon  Mortgagor's  request).  This provision  shall  survive  the  satisfaction  or  other  termination  of  this  Mortgage.   oY'    31.  Mortgagee  is  hereby  subrogated  (a)  to  the  lien(s)  of  each  and  every  mortgage,  lien  or other  encumbrance  on  all  or  any  part  of  the  Premises  which   is  fully  or  partially  paid  or  satisfied out  of  the  proceeds  of  the  Loan,  and  (b)  to  the  rights  of  the  owner(s)  and  holder(s)  of  any  such mortgage,  lien  or  other  encumbrance.   32.  In  order  to  induce  Mortgagee  to  make  the  Loan,  Mortgagor  represents  and  warrants that: (a)  except  as  previously  or  concurrently  disclosed  in  writing  to  Mortgagee,  there  are  no actions,  suits  or  proceedings  pending  or  threatened  against  or  affecting  any  Obligor  or  any portion  of  the  Premises,  or  involving  the  validity  or  enforceability  of  this  Mortgage  or  the priority  of  its  lien,  before  any  court  of  law  or  equity  or  any  tribunal,  administrative  board  or governmental  authority,  and  no  Obligor  is  in  default  under  any  other  indebtedness  or  with respect  to  any  order,  writ,  injunction,  decree,  judgment  or  demand  of  any  court  or  any governmental  authority;  (b)  the  execution  and  delivery  of  the  Note,  this  Mortgage  and  all  other Loan  Documents  do  not  and  shall  not  (i)  violate  any  provisions  of  any  law,  rule,  regulation, order,  writ,  judgment,  injunction,  decree,  determination  or  award  applicable  to  any  Obligor,  nor   (ii)  result  in  a  breach  of,  or  constitute  a  default  under,  any  indenture,  bond,  mortgage,  lease, instrument,  credit  agreement,  undertaking,  contract  or  other  agreement  to  which  any  Obligor  is  a party  or  by  which  any  of  them  or  their  respective  properties  may  be  bound  or  affected;  (c)  the Note,  this  Mortgage  and  all  other  Loan  Documents  constitute  valid  and  binding  obligations  of the  Obligor(s)  executing  the  same,  enforceable  against  such  Obligor(s)  in  accordance  with  their respective  terms;  (d)  all  financial  statements  of  the  Obligors  previously  delivered  to  Mortgagee have  been  prepared  in  accordance  with  generally  accepted  accounting  principles  consistently applied  and  fairly  present  the  correct  respective  financial  conditions  of  the  Obligors  as  of  their respective  dates,  and  the  foregoing  shall  be  true  with  respect  to  all  financial  statements  of  the Obligors  delivered  to  Mortgagee  hereafter; (e)  there  is  no  fact  that  the  Obligors  have  not disclosed  to  Mortgagee  in  writing  that  could  materially  adversely  affect  their  respective properties,  businesses  or  financial  conditions  or  the  Premises  or  any  other  collateral  for  the  Loan;   (f)  the  Obligors  have  duly  obtained  all  permits,  licenses,  approvals  and  consents  from,  and  made all  filings  with,  any  governmental  authority  (and  the  same  have  not  lapsed  nor  been  rescinded  or revoked)  which  are  necessary  in  connection  with  the  execution  or  delivery  or  enforcement  of  this Mortgage  or  any  other  Loan  Document  or  the  performance  of  any  Obligor's  obligations  there under;  (g)   the  proceeds  of  the  Loan  are  not  being  used  to  purchase  or  carry  any  "margin  stock" within  the  meaning  of  Regulation  "U"  of  the  Board  of  Governors  of  the  Federal  Reserve  System, nor  to  extend  credit  to  others  for  that  purpose;  and  (h)  each  extension  of  credit  secured  by  this Mortgage  is  exempt  from  the  provisions  of  the  Federal  Consumers  Credit  Protection  Act  (Truthin-Lending  Act)  and  Regulation  "Z"  of  the  Board  of  GoVernors  of  the.  Federal  Reserve  System, because  Mortgagor  is  a  person  fully  excluded  there  from,  and/or  because  said  extension  of  credit is  only  for  business  or  commercial  purposes  of  Mortgagor  and  is  not  being  used  for  personal, family,  household  or  agricultural  purposes.  Mortgagor  acknowledges  and  agrees  that  Mortgagee is  relying  on  the  representations  and  warranties  in  this  Mortgage  and  all  other  Loan  Documents as  a  precondition  to  making  the  Loan,  and  that  all  such  representations  and  warranties  shall survive  the  closing  of  the  Loan  and  any  bankruptcy  proceedings.   33.  Mortgagor  hereby  represents  and  warrants,  in  order  to  induce  Mortgagee  to  make  the Loan,  that:  (a)  Mortgagor  is  duly  organized,  validly  existing  and  in  good  standing  under  the  laws of  the  State  of  Florida; (b)  Mortgagor  has  all  requisite  power  and  authority (corporate  or otherwise)  to  conduct  its  business,  to  own  its  properties,  to  execute  and  deliver  the  Note  and  this Mortgage  and  all  other  Loan  Documents,  and  to  perform  its  obligations  under  the  same;  (c)  the    execution,  delivery  and  performance  of  the  Note,  this  Mortgage  and  all  other  Loan  Documents have  been  duly  authorized  by  all  necessary  actions  (corporate  or  otherwise)  and  do  not  require- the  consent  or  approval  of  any  other  person  or  entity  whose  consent  has  not  been  obtained;  and   (d)  the  execution,  delivery  and  performance  of  the  Note,  this  Mortgage  and  all  other  Loan Documents  do  not  and  shall  not  conflict  with  any  provision  of  Mortgagor's,  Operating Agreement,  or  other  document  pursuant  to  which  Mortgagor  was  created  and  exists.     34. a.  Hazardous  Waste.  "Hazardous  Waste"  as  used  herein  shall  mean  and  include those  elements  or  compounds  which  are  contained  in  the  list  of  hazardous  substances  adopted  by the  United  States  Environmental  Protection  Agency (EPA)  and  the  list  of  toxic  pollutants designated  by  Congress  or  the  EPA  or  defined  by  any  other  federal,  state  or  local  statute,  law, ordinance,  code,  rule,  regulation,  order  or  decree  regulating,  relating  to  or  imposing  liability  or standards  of  conduct  concerning  any  hazardous,  toxic  or  dangerous  waste,  substance  or  material as  now  or  at  any  time  in  effect.   b. Representations  and  Warranties.  Mortgagor  specifically  represents  and  warrants that  the  use  and  operation  of  the  Premises  comply  with  all  applicable  environmental  laws,  rules and  regulations,  including,  without  limitation,  the  Federal  Resource  Conservation  and  Recovery Act   and  the  Comprehensive  Environmental  Response  Compensation  and  Liability  Act  of  1980 and  all  amendments  and  supplements  thereto  and  Mortgagor  shall  continue  to  comply  therewith at  all  times.  Specifically,  and  without  limiting  the  generality  of  the  foregoing,  there  are  not  now and  there  shall  not  in  the  future  be  any  Hazardous  Waste  located  or  stored  in,  upon  or  at  the Premises,  and  there  are  not  now  nor  shall  there  be  at  any  time  any  releases  or  discharges  from  the Premises.   c.        Indemnification. (i)  Mortgagor  hereby  agrees  to  indemnify  Mortgagee  and  hold Mortgagee  harmless  from  and  against  any  and  all  losses,  liabilities,  including  strict  liability, damages,  injuries,  expenses,  including  attorneys'  fees  for  attorneys  of  Mortgagee's  choice,  costs of  any  settlement  or  judgment  and  claims  of  any  and  every  kind  whatsoever  paid,  incurred  or suffered  by,  or  asserted  against,  Mortgagee  by  any  person  or  entity  or  governmental   agency  for, with  respect  to,  or  as  a  direct  or  indirect  result  of,  the  presence  on  or  under,  or  the  escape, seepage,  leakage,  spillage,  discharge,  emission  or  release  from  the  Premises  of  any  Hazardous Waste  (including,  without  limitation,  any  losses,  liabilities,  including  strict  liability,  damages, injuries,  expenses,  including  attorney's  fees  for  attorneys  of  Mortgagee's  choice,  costs  of  any settlement  or  judgment  or  claims  asserted  or  arising  under  the  Comprehensive  Environmental Response,  Compensation  and  Liability  Act,  any  federal,  state  or  local  "Superfund"  or  "Superlien" laws,  and  any  and  all  other  statutes,  laws,  ordinances,  codes,  rules,  regulations,  orders  or  decrees regulating,  with  respect  to  or  imposing  liability,  including  strict  liability,  substances  or  standards of  conduct  concerning  any  hazardous  waste),  regardless  of  whether  within  Mortgagor's  control.   (ii)  The  aforesaid  indemnification  and  hold  harmless  agreement  shall  benefit  Mortgagee  from  the date  hereof  and  shall  continue  notwithstanding  payment,  release  or  discharge  of  this  Mortgage  or the  indebtedness,  and,  without  limiting  the  generality  of  the  foregoing  such  obligations  shall continue  for  the  benefit  of  Mortgagee  and  any  subsidiary  of  Mortgagee  during  and  following  any possession  of  the  Premises  hereby  or  any  ownership  of  the  Premises  thereby,  whether  arising  by foreclosure  or  deed  in  lieu  of  foreclosure  or  otherwise,  such  indemnification  and  hold  harmless agreement  to  continue  forever.   d. Notice  of  Environmental  Complaint.  If  Mortgagor  shall  receive  any  notice  of:  (i) the  happening  of  any  material  event  involving  the  spill,  release,  leak,  seepage,  discharge  or    cleanup  of  any  Hazardous  Waste  on  the  Land  or  Premises  in  connection  with  Mortgagor's operations  thereon;  or  (ii)  any  complaint,  order,  citation  or  material  notice  with  regard  to  air emissions,  water  discharges  or  any  other  environmental,  health  or  safety  matter  affecting Mortgagor (an  "Environmental  Complaint")  from  any  person  or  entity,  then  Mortgagor immediately  shall  notify  Mortgagee  orally  and  in  writing  of  said  notice.   e.        Mortgagee's  Reserved  Rights.  In  the  event  of  receipt  of  an  Environmental Complaint,  Mortgagee  shall  have  the  right,  but  not  the  obligation  (and  without  limitation  of Mortgagee's  rights  under  this  Mortgage)  to  enter  onto  the  Premises  or  to  take  such  other  actions as  it  shall  deem  necessary  or  advisable  to  clean  up,  remove,  resolve  or  minimize  the  impact  of,  or otherwise  deal  with,  any  such  Hazardous  Waste  or  Environmental  Complaint  following  receipt of  any  notice  from   any  person  or  entity  having  jurisdiction  asserting  the  existence  of  any Hazardous  Waste  or  an  Environmental  Complaint  pertaining  to  the  Premises  or  any  part  thereof which,  if  true,  could  result  in  an  order,  suit  or  other  action  against  Mortgagor  and/or  which,  in Mortgagee's  sole  opinion,  could  jeopardize  its  security  under  this  Mortgage.  All  reasonable  costs and  expenses  incurred  by  Mortgagee  in  the  exercise  of  any  such  rights  shall  be  secured  by  this Mortgage  and  shall  be  payable  by  Mortgagor  upon  demand.     f.        Environmental  Audits.  If  Mortgagee  shall  have  reason  to  believe  that  Hazardous Waste  has  been  discharged  on  the  Premises,  Mortgagee  shall  have  the  right,  in  its  sole  discretion, to  require  Mortgagor  to  perform  periodically  to  Mortgagee's  satisfaction  (but  not  more  frequently than  annually  unless  an  Environmental  Complaint  shall  be  then  outstanding),  at  Mortgagor's expense,  an  environmental  audit  and,  if  deemed  necessary  by  Mortgagee,  an  environmental  risk assessment  of: (i)  the  Premises; (ii)  hazardous  waste  management  practices  and/or (iii) Hazardous  Waste  disposal  sites  used  by  Mortgagor.  Said  audit  and/or  risk  assessment  must  be  by an  environmental  consultant  satisfactory  to  Mortgagee.  Should  Mortgagor  fail  to  perfoiiii  any such  environmental  audit  or   risk  assessment  within  thirty  (30)  days  after  Mortgagee's  request, Mortgagee  shall  have  the  right  to  retain  an  environmental  consultant  to  perform  such environmental  audit  or   risk  assessment.  All  costs  and  expenses  incurred  by  Mortgagee  in  the exercise  of  such  rights  shall  be  secured  by  this  Mortgage  and  shall  be  payable  by  Mortgagor upon  demand.     g.        Breach.  Any  breach  of  any  warranty,  representation  or  agreement  contained  in this  Section  shall  be  an  Event  of  Default  and  shall  entitle  Mortgagee  to  exercise  any  and  all   remedies  provided  in  this  instrument,  or  otherwise  permitted  by  law.     35. In  addition  to  the  Loan,  this  Mortgage  is  given  to  secure  any  and  all  obligations and  liabilities  of  Mortgagor  and/or  any  other  Obligor,  to  Mortgagee,  including  but  not  limited  to any  obligations  and/or  liabilities  arising  by  virtue  of  any  security  agreement,  promissory  note  or other  agreement  between  Mortgagor  and/or  any  other  Obligor  and  Mortgagee,  and  for  all  other obligations  of  said  parties  to  Mortgagee,  whether  contingent  or  absolute,  direct  or  indirect, whether  joint  or  several  and  regardless  of  however  or  whenever  created.  At  the  option  of Mortgagee  at  any  time,  any  or  all  of  such  indebtedness  may  be  deemed  a  future  advance  made under  this  Mortgage.     36. Whenever  the  context  of  any  provision  of  this  Mortgage  shall  so  require,  words  in the  singular  shall  include  the  plural,  words  in  the  plural  shall  include  the  singular,  and  pronouns of  any  gender  shall  include  the  other  genders.  Captions  and  headings  in  this  Mortgage  are  for convenience  only  and  shall  not  affect  its  interpretation.  All  references  in  this  Mortgage  to    exhibits,  schedules,  paragraphs  and  subparagraphs  refer  to  the  respective  subdivisions  of  this Mortgage,  unless  the  reference  expressly  identifies  another  document.  Wherever  used  in  this Mortgage,  unless  the  context  clearly  indicates  a  contrary  intention  or  unless  this  Mortgage specifically  provides  otherwise: (a)  the  term  "Mortgagor"  shall  mean  "Mortgagor  or  any subsequent  owner  or  owners  of  the  Premises";  (b)  the  teirii  "Mortgagee"  shall  mean  "Mortgagee or  any  subsequent  holder(s)  of  this  Mortgage";  (c)  the  term  "Note"  shall  mean  "the  Note,  any renewal  notes  and  any  additional  notes  hereafter  to  be  issued  and  secured  by  this  Mortgage pursuant  to  the  future  advance  provision  hereof';  (d)  the  term  "Loan"  shall  mean  "the  Loan  and any  future  or  additional  advances  made  by  Mortgagee  from  time  to  time  for  any  reason  permitted or  provided  by  the  terms  of  this  Mortgage  or  any  other  Loan  Document";  and  (e)  the  term "person"  shall  mean  "an  individual,  corporation,  partnership,  limited  partnership,  unincorporated association,  joint  stock  corporation,  joint  venture  or  other  legal  entity".     37. Time  is  of  the  essence  of  all  provisions  of  this  Mortgage.  Mortgagor  hereby waives  all  right  of  homestead  exemption  (if  any)  in  the  Premises.  If  Mortgagor  consists  of  more than  one  person,  the  obligations  and  liabilities  of  each  such  person  hereunder  shall  be  joint  and several,  and  wherever  the  teim  "Mortgagor"  is  used  it  shall   be  deemed  to  refer  to  such  persons jointly  and  severally.  If  Mortgagor  is  a  partnership,  then  all  general  partners  in  Mortgagor  shall be  liable  jointly  and  severally  for  the  covenants,  agreements,  undertakings  and  obligations  of Mortgagor  in  connection  with  the  Loan,  notwithstanding  any  contrary  provision  of  the partnership  laws  of  the  State  of  Florida.  This  Mortgage  shall  be  binding  upon  the  parties  hereto and  their  respective  heirs,  personal  representatives,  successors  and  assigns,  and  it  shall  inure  to the  benefit  of  Mortgagee  and  its  successors  and  assigns  and  to  the  benefit  of  Mortgagor  and Mortgagor's  heirs,  personal  representatives  and  permitted  successors  and  assigns.  This  Mortgage may  be  executed  in  any  number  of  counterparts,  each  of  which  shall  be  deemed  an  original,  but all  of  which,  together,  shall  constitute  but  one  instrument.  This  Mortgage  cannot  be  changed except  by  an  agreement  in  writing,  signed  by  the  party  against  whom  enforcement  of  the  change is  sought.     38. MORTGAGOR    AND    MORTGAGEE    HEREBY    KNOWINGLY, VOLUNTARILY  AND  INTENTIONALLY  WAIVE  THE  RIGHT  EITHER  MAY  HAVE TO  TRIAL  BY  JURY  IN  RESPECT  TO  ANY  LITIGATION  BASED  HEREON,  OR ARISING  OUT  OF,  UNDER  OR  IN  CONNECTION  WITH  THIS  MORTGAGE  AND ANY  AGREEMENT  CONTEMPLATED  TO  BE  EXECUTED  IN  CONJUNCTION HEREWITH,    OR   ANY   COURSE   OF   CONDUCT,   COURSE   OF   DEALING, STATEMENTS  (WHETHER  VERBAL  OR  WRITTEN)  OR  ACTIONS  OF  EITHER PARTY.  MORTGAGOR  ACKNOWLEDGES  THAT  THIS  WAIVER  OF  JURY  TRIAL IS  A  MATERIAL  INDUCEMENT  TO  THE  MORTGAGEE  IN  EXTENDING  CREDIT TO   THE   MORTGAGOR,   THAT   THE   MORTGAGEE   WOULD   NOT   HAVE EXTENDED  SUCH  CREDIT  WITHOUT  THIS  JURY  TRIAL  WAIVER,  AND  THAT MORTGAGOR  HAS  BEEN  REPRESENTED  BY  AN  ATTORNEY  OR  HAS  HAD  AN OPPORTUNITY  TO  CONSULT  WITH  AN  ATTORNEY  IN  CONNECTION  WITH THIS  JURY  TRIAL  WAIVER  AND  UNDERSTANDS  THE  LEGAL  EFFECT  OF  THIS WAIVER.   THE  PROMISSORY  NOTE  SECURED  BY  THIS  MORTGAGE  IS  FOR  $1,850,000.00 AND  IS  PAYABLE  TO  KORTH  DIRECT  MORTGAGE,  LLC.    THIS  IS  A  BALLOON  MORTGAGE  SECURING  A  FIXED  RATE  OBLIGATION  WITH A  BALLOON  PAYMENT  DUE  ON  THE  60TH  MONTH.  THE  FINAL  PRINCIPAL PAYMENT  OR  THE  PRINCIPAL  BALANCE  DUE  UPON  MATURITY  WOULD  BE APPROXIMATELY  $1,850,000.00,  TOGETHER  WITH  ACCRUED  INTEREST,  IF  ANY, AND  ALL  ADVANCEMENTS  MADE  BY  THE  MORTGAGEE  UNDER  THE  TERMS OF  THIS  MORTGAGE.  THE  BANK  APPLIES  ALL  PAYMENTS  RECEIVED  FIRST TO   THE  INTEREST   AND   THEN   TO   THE   PRINCIPAL.   IN   CASE   OF   LATE PAYMENTS  PRINCIPAL  MAY  NOT  AMORTIZE  ACCORDING  TO  SCHEDULE  AND THE  BALLOON  PAYMENT  WILL  BE  INCREASED  ACCORDINGLY.     WITNESS  the  due  execution  hereof  as  of  the  date  first  above  written.     Signed,  sealed  and  delivered  in   the  presence  of  these  witnesses:   MIS  NW  314iLC,   a  Florida  li   tied  liability  co   p     By:      r,   OFER  MIZRAHI,  Manager   Print:4561449-  Vo.)        Print:       STATE  OF  FLORIDA   SS   COUNTY  OF  MIAMI-DADE     The  foregoing  instrument  was  acknowledged  before  me  this  13th  day  of  March,  2018  by Ofer  Mizrahi,  Manager  of  MIS  NW  345  LLC.  Who  personally  appeared  before  me,  [ ]  is     personally    known    to       me       or]  has    produced    Florida    Drivers    License    #%COO-  (AD-V/10,  as  identification.    My  commission  expires:   Print  Name:    Mon  tow I  11 yarn   Notary  Public,  State  of  Florida   AGAI N   Notary Public  State  of  Florida,   N'    Monique  Ullivarri  lz       My  Commission  GG  124327 v.,    Expires  09/17/2021   [NOTARY  SEAL]